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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-02864

                             Pioneer Bond Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  June 30


Date of reporting period:  July 1, 2009 through December 31, 2009


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


Pioneer Bond Fund
--------------------------------------------------------------------------------
Semiannual Report | December 31, 2009
--------------------------------------------------------------------------------


Ticker Symbols:

Class A   PIOBX
Class B   PBOBX
Class C   PCYBX
Class R   PBFRX
Class Y   PICYX
Class Z   PIBZX



[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          48

Financial Highlights                                                          52

Notes to Financial Statements                                                 58

Approval of Investment Advisory Agreement                                     67

Trustees, Officers and Service Providers                                      71


                          Pioneer Bond Fund | Semiannual Report | 12/31/09     1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have begun to recover over the past year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain. Unemployment is high; consumer demand and loan growth are weak; and housing has not returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover over the past year, as the Dow Jones Industrial Average climbed back from the depressed levels we saw in early 2009. Many bond investors have similarly seen a strong rebound, with a broad-based recovery occurring across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, outperformed other fixed-income asset classes during most of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2  Pioneer Bond Fund | Semiannual Report | 12/31/09

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                          Pioneer Bond Fund | Semiannual Report | 12/31/09     3

Portfolio Management Discussion | 12/31/09

Credit-sensitive bond prices continued their dramatic comeback during the second half of 2009, maintaining the upward momentum they established early in the year. In the following interview, Kenneth J. Taubes discusses the factors that influenced the performance of Pioneer Bond Fund during the six months ended December 31, 2009. Mr. Taubes, Head of U.S. Portfolio Management at Pioneer Investments, is responsible for the daily management of the Fund.

Q  How did the Fund perform during the six months ended December 31, 2009?

A The Fund performed well. Pioneer Bond Fund's Class A shares returned 8.51% at net asset value over the six months ended December 31, 2009, while the Fund's benchmark, the Barclays Capital (formerly Lehman Brothers) Aggregate Bond Index (the Barclays Aggregate Index), returned 3.95%. Over the same period, the average return of the 156 funds in Lipper's Corporate Debt, A-rated, category was 7.87%. On December 31, 2009, the Fund's 30-day SEC yield on Class A shares was 4.53%.

Q What were the principal factors affecting the Fund's performance during the six months ended December 31, 2009?

A The Fund's emphasis on credit-sensitive securities, including investment-grade and high-yield corporate bonds, was the primary factor supporting its strong performance relative to both the Barclays Aggregate Index and the Lipper group over the six-month period. The Fund's performance benefited from the continuation of market trends that started early in 2009, as investors became increasingly willing to invest in securities carrying credit risk. Lower-rated securities substantially outperformed Treasuries and other high-grade bonds throughout 2009, including during the six-month period ended December 31; this reversed the trends of 2008, when higher-quality securities produced the best returns.

   Several factors were responsible for the turnabout, which occurred despite lackluster growth trends in the general economy. First, the widening of yield differences -- or spreads -- between lower-rated bonds and government and other higher-rated securities had reached 50-year peaks by the end of 2008. Corporate bonds were selling at very cheap valuations. Investment-grade corporate securities, for example, were priced as if bond default rates would approach Great Depression-era levels. Second, with their low-interest-rate monetary policies, the U.S. Federal Reserve (the Fed) and the central banks of other major economies incentivized investors to accept


4 Pioneer Bond Fund | Semiannual Report | 12/31/09 more credit risk in return for greater yields. Third, major banking institutions were successful in raising new capital, which directly strengthened their balance sheets and indirectly encouraged investors to return to asset classes they had abandoned in 2008 during the credit crisis.

   The resurgence in corporate bond performance, which had gained traction in March 2009, persisted throughout the six-month period ended December 31, 2009. Over the six months, securities with lower credit ratings generally outperformed higher-quality debt. For example, the Bank of America/Merrill Lynch High Yield Master II Index, which measures the performance of lower-rated or "high-yield" securities, generated a 21.75% total return for the same six-month period ended December 31, 2009, while the Barclays Capital Government Bond Index, which tracks government agency and other government-related issues, rose by just 1.00%. As a result, investors who had held credit-sensitive securities throughout the market cycle of 2008 and 2009 earned positive returns by the end of 2009, demonstrating the value of keeping a longer-term view.

Q What were your principal investment strategies for the Fund during the six months ended December 31, 2009?

A After their strong underperformance in 2008, we believed credit-sensitive securities offered tremendous potential value, and so we kept the Fund overweighted, relative to the Barclays Aggregate Index, in both investment-grade and high-yield corporate bonds. We anticipated that the Fed's monetary policy, combined with the Federal government's stimulus programs, would lead to an economic recovery, which would support corporate earnings. Although we had reduced the Fund's exposure to credit-related securities entering 2008, we began increasing the portfolio's exposure back in the summer and fall of 2008, and we continued to add to the positions through early 2009. The positioning proved successful, as corporate bonds continued to rebound throughout the second half of 2009. In addition to the Fund's general exposure to corporate debt, we maintained an overweighted position in bonds of some larger financial institutions, focusing on higher-quality banking corporations such as Goldman Sachs, JPMorgan Chase and U.S. Bancorp, and on financially strong insurance companies such as Met Life and Travelers. At the same time, we also emphasized investments in bonds of companies positioned to benefit from an economic recovery, such as industrials and materials institutions.

   At December 31, 2009, approximately 15.7% of the Fund's net assets were invested in high-yield corporate bonds (rated BB and below), with another 32.7% of assets invested in investment-grade debt rated either BBB or A. Government securities, primarily government-agency mortgage-backed securities, represented 42.3% of net assets. The portfolio's average credit


                          Pioneer Bond Fund | Semiannual Report | 12/31/09     5
   quality stood at "A" on December 31, 20091, down from the A+ average from six months earlier, while the Fund's average effective duration was 4.19 years, slightly less than the Barclays Aggregate Index.

   1 Average Credit Quality is an asset weighted average of the higher rating of the fixed income securities, cash, and cash equivalents in the Fund as provided by Moody's or S&P. The rating also includes securities that have not been rated by either of the rating agencies, which has the effect of reducing the overall average. Source: Wilshire Axiom.

Q What types of investments most affected Fund performance during the six months ended December 31, 2009?

A Overweighting of credit-sensitive securities was the primary factor in the Fund's strong relative performance during the final six months of 2009, as well as for the full calendar year. Holdings in BBB-rated corporate debt, as well as high-yield bond exposure helped returns significantly, both because of the higher yields they offered and because of the price appreciation that occurred as the market for corporate securities rebounded. In addition, the Fund's underweighted position in government securities added to relative returns.

   Among individual holdings, notable contributions to the Fund's results came from investments in bonds of Lear, a producer of seating and electronic systems for the automotive market. The company's bonds gained after the corporation emerged from bankruptcy protection with a stronger financial structure. Securities of two real estate-related corporations also added to the Fund's performance: Forest City Enterprises and Australia-based Westfield Finance.

   Even during a period of strong performance, the Fund did have some investments that detracted from results, including securities of CIT, a commercial lending firm that filed for bankruptcy, and Kingsway America, an auto insurer based in Canada that specializes in non-standard coverage for high-risk drivers. We sold the positions in CIT securities.

Q  What is your investment outlook?

A As we enter 2010, we think corporate debt securities still are modestly undervalued compared to historical norms. We also think the economy should continue to get a boost from the effects of the U.S. government's monetary and fiscal stimulus programs, which should help sustain the general recovery and the improvement in corporate earnings. In this environment, we think credit-sensitive securities should outperform government bonds, although the level of absolute returns will almost certainly fall short of 2009's results. In addition, global growth should provide the U.S. with expansion opportunities, as the dollar's weakened competitiveness should allow for some export growth.


6  Pioneer Bond Fund | Semiannual Report | 12/31/09

   Going forward, we intend to continue to favor corporate bonds and loans, and non-agency mortgage-backed securities, two groups which we think offer superior potential on a total return basis. At the same time, with the effects of the Fed's zero-interest-rate policy still being felt, we expect to keep the portfolio's interest-rate positioning neutral; and we anticipate maintaining an underweighted exposure to government-agency mortgages, which appear expensive in relation to historical trends.

Please refer to the Schedule of Investments on pages 18-47 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government. The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes.


                          Pioneer Bond Fund | Semiannual Report | 12/31/09     7

Portfolio Summary | 12/31/09

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                        40.3%
U.S. Government Securities                                                  29.5%
Collateralized Mortgage Obligations                                         13.0%
Senior Secured Loans                                                         6.5%
Temporary Cash Investments                                                   5.1%
Asset Backed Securities                                                      3.2%
Municipal Bonds                                                              0.8%
Convertible Corporate Bonds                                                  0.7%
Preferred Stock                                                              0.6%
U.S. Common Stocks                                                           0.1%
Warrants                                                                     0.1%
Foreign Government Bonds                                                     0.1%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                          2.0%
AA                                                                           4.5%
A                                                                           11.7%
BBB                                                                         21.0%
BB                                                                          10.4%
B & Lower                                                                    5.3%
Commercial Paper                                                             2.8%
Treasury/Agency                                                             42.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

  1.  U.S. Treasury Bonds, 2.75%, 2/15/19                                   1.84%
--------------------------------------------------------------------------------
  2.  U.S. Treasury Notes, 4.5%, 8/15/39                                    1.12
--------------------------------------------------------------------------------
  3.  U.S. Treasury Bonds, 3.875%, 5/15/18                                  1.03
--------------------------------------------------------------------------------
  4.  U.S. Treasury Notes, 0.75%, 11/30/11                                  0.86
--------------------------------------------------------------------------------
  5.  LB-UBS Commercial Mortgage, 5.372%, 9/15/39                           0.84
--------------------------------------------------------------------------------
  6.  Wachovia Bank Commercial Mortgage Trust, 4.368%, 8/15/41              0.82
--------------------------------------------------------------------------------
  7.  Goldman Sachs Capital, Floating Rate Note, 12/29/49                   0.76
--------------------------------------------------------------------------------
  8.  U.S. Treasury Notes, 4.5%, 5/15/38                                    0.73
--------------------------------------------------------------------------------
  9.  Forest City Enterprises, 7.625%, 6/1/15                               0.65
--------------------------------------------------------------------------------
 10.  U.S. Treasury Notes, 4.5%, 2/15/36                                    0.64
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8  Pioneer Bond Fund | Semiannual Report | 12/31/09

Prices and Distributions | 12/31/09

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class                     12/31/09                6/30/09
--------------------------------------------------------------------------------
       A                        $ 9.12                  $ 8.63
--------------------------------------------------------------------------------
       B                        $ 9.07                  $ 8.58
--------------------------------------------------------------------------------
       C                        $ 9.03                  $ 8.54
--------------------------------------------------------------------------------
       R                        $ 9.20                  $ 8.71
--------------------------------------------------------------------------------
       Y                        $ 9.04                  $ 8.55
--------------------------------------------------------------------------------
       Z                        $ 9.15                  $ 8.67
--------------------------------------------------------------------------------

Distributions per Share: 7/1/09-12/31/09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Net Investment        Short-Term        Long-Term
     Class           Income           Capital Gains     Capital Gains
--------------------------------------------------------------------------------
       A            $ 0.2394              $ --              $ --
--------------------------------------------------------------------------------
       B            $ 0.1916              $ --              $ --
--------------------------------------------------------------------------------
       C            $ 0.1943              $ --              $ --
--------------------------------------------------------------------------------
       R            $ 0.2239              $ --              $ --
--------------------------------------------------------------------------------
       Y            $ 0.2466              $ --              $ --
--------------------------------------------------------------------------------
       Z            $ 0.2499              $ --              $ --
--------------------------------------------------------------------------------



                          Pioneer Bond Fund | Semiannual Report | 12/31/09     9

Performance Update | 12/31/09                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund at public offering price, compared to that of the Barclays Capital Aggregate Bond Index.


 Average Annual Total Returns
 (As of December 31, 2009)
--------------------------------------------------------------------------------
                                         Net Asset       Public Offering
 Period                                  Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
 10 Years                                 6.34%           5.85%
 5 Years                                  4.85            3.89
 1 Year                                  17.70           12.37
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated November 1, 2009)
--------------------------------------------------------------------------------
                                         Gross           Net
--------------------------------------------------------------------------------
                                          1.09%           0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer        Barclays Capital
                Bond Fund     Aggregate Bond Index
12/99             9,550             10,000
                 10,352             11,163
12/01            11,132             12,105
                 12,108             13,347
12/03            13,181             13,894
                 13,933             14,497
12/05            14,276             14,849
                 14,783             15,493
12/07            15,683             16,572
                 14,999             17,440
12/09            17,654             18,475

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through November 1, 2013, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


10  Pioneer Bond Fund | Semiannual Report | 12/31/09

Performance Update | 12/31/09                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Barclays Capital Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2009)
-----------------------------------------------------------------
                                         If              If
Period                                   Held            Redeemed
-----------------------------------------------------------------
10 Years                                  5.39%           5.39%
5 Years                                   3.86            3.86
1 Year                                   16.59           12.59
-----------------------------------------------------------------
Expense Ratio
(Per prospectus dated November 1, 2009)
-----------------------------------------------------------------
                                         Gross           Net
-----------------------------------------------------------------
                                          1.99%           1.90%
-----------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer        Barclays Capital
                Bond Fund     Aggregate Bond Index
12/99            10,000             10,000
                 10,730             11,163
12/01            11,464             12,105
                 12,357             13,347
12/03            13,339             13,894
                 13,983             14,497
12/05            14,184             14,849
                 14,556             15,493
12/07            15,306             16,572
                 14,494             17,440
12/09            16,899             18,475

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004, remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2011, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


                         Pioneer Bond Fund | Semiannual Report | 12/31/09     11

Performance Update | 12/31/09                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Barclays Capital Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2009)
-----------------------------------------------------------------
                                         If              If
Period                                   Held            Redeemed
-----------------------------------------------------------------
 10 Years                                 5.37%           5.37%
 5 Years                                  3.91            3.91
 1 Year                                  16.64           16.64
-----------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated November 1, 2009)
-----------------------------------------------------------------
                                         Gross           Net
-----------------------------------------------------------------
                                          1.83%           1.83%
-----------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer        Barclays Capital
                Bond Fund     Aggregate Bond Index
12/99            10,000            10,000
                 10,755            11,163
12/01            11,440            12,105
                 12,318            13,347
12/03            13,275            13,894
                 13,928            14,497
12/05            14,135            14,849
                 14,498            15,493
12/07            15,269            16,572
                 14,469            17,440
12/09            16,876            18,475

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


12  Pioneer Bond Fund | Semiannual Report | 12/31/09

Performance Update | 12/31/09                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Barclays Capital Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2009)
-----------------------------------------------------------------
                                         If              If
Period                                   Held            Redeemed
-----------------------------------------------------------------
 10 Years                                 6.01%           6.01%
 5 Years                                  4.52            4.52
 1 Year                                  17.31           17.31
-----------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated November 1, 2009)
-----------------------------------------------------------------
                                         Gross           Net
-----------------------------------------------------------------
                                          1.30%           1.25%
-----------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer        Barclays Capital
                Bond Fund     Aggregate Bond Index
12/99            10,000             10,000
                 10,792             11,163
12/01            11,547             12,105
                 12,498             13,347
12/03            13,601             13,894
                 14,366             14,497
12/05            14,669             14,849
                 15,154             15,493
12/07            16,058             16,572
                 15,276             17,440
12/09            17,920             18,475

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after April 1, 2003, the actual performance of Class R shares is reflected. The performance of Class R shares does not reflect the 1% CDSC that was in effect prior to July 1, 2004. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitation currently in effect through November 1, 2011, for Class R shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


                         Pioneer Bond Fund | Semiannual Report | 12/31/09     13

Performance Update | 12/31/09                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Barclays Capital Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2009)
-----------------------------------------------------------------
                                         If              If
Period                                   Held            Redeemed
-----------------------------------------------------------------
 10 Years                                 6.68%           6.68%
 5 Years                                  5.19            5.19
 1 Year                                  17.95           17.95
-----------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated November 1, 2009)
-----------------------------------------------------------------
                                         Gross           Net
-----------------------------------------------------------------
                                          0.64%           0.64%
-----------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer        Barclays Capital
                Bond Fund     Aggregate Bond Index
12/99            10,000             10,000
                 10,845             11,163
12/01            11,676             12,105
                 12,748             13,347
12/03            13,935             13,894
                 14,819             14,497
12/05            15,230             14,849
                 15,837             15,493
12/07            16,865             16,572
                 16,181             17,440
12/09            19,086             18,475

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of the Fund's Class Y shares on September 20, 2001, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Y shares prior to their inception would have been higher than that shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


14  Pioneer Bond Fund | Semiannual Report | 12/31/09

Performance Update | 12/31/09                                     Class Z Shares

--------------------------------------------------------------------------------
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Barclays Capital Aggregate Bond Index.


 Average Annual Total Returns
 (As of December 31, 2009)
-----------------------------------------------------------------
                                         If              If
Period                                   Held            Redeemed
-----------------------------------------------------------------
 10 Years                                 6.46%           6.46%
 5 Years                                  5.07            5.07
 1 Year                                  18.36           18.36
-----------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated November 1, 2009)
-----------------------------------------------------------------
                                         Gross      Net
-----------------------------------------------------------------
                                          0.67%           0.65%
-----------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer        Barclays Capital
                Bond Fund     Aggregate Bond Index
12/99            10,000             10000
                 10,845             11163
12/01            11,663             12105
                 12,686             13347
12/03            13,809             13894
                 14,597             14497
12/05            14,957             14849
                 15,488             15493
12/07            16,471             16572
                 15,794             17440
12/09            18,694             18475

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Z shares on July 6, 2007, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on July 6, 2007 would have been higher than that shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitation currently in effect through November 1, 2013, for Class Z Shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


                         Pioneer Bond Fund | Semiannual Report | 12/31/09     15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on actual returns from July 1, 2009 through December 31, 2009.


---------------------------------------------------------------------------------------------------------------------
 Share Class                    A               B               C               R               Y               Z
---------------------------------------------------------------------------------------------------------------------
 Beginning Account          $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 7/1/09
---------------------------------------------------------------------------------------------------------------------
 Ending Account Value       $1,085.10       $1,079.80       $1,080.50       $1,082.40       $1,086.70       $1,084.70
 (after expenses)
 on 12/31/09
---------------------------------------------------------------------------------------------------------------------
 Expenses Paid                  $4.47           $9.96           $9.28           $6.56           $3.21           $3.26
 During Period*
---------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.90%, 1.77%, 1.25%, 0.61%, and 0.62% for Class A, Class B, Class C, Class R, Class Y, and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


16  Pioneer Bond Fund | Semiannual Report | 12/31/09

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2009 through December 31, 2009.


---------------------------------------------------------------------------------------------------------------------
 Share Class                    A               B               C               R               Y               Z
---------------------------------------------------------------------------------------------------------------------
 Beginning Account          $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 7/1/09
---------------------------------------------------------------------------------------------------------------------
 Ending Account Value       $1,020.92       $1,015.63       $1,016.28       $1,018.90       $1,022.13       $1,022.08
 (after expenses)
 on 12/31/09
---------------------------------------------------------------------------------------------------------------------
 Expenses Paid                  $4.33           $9.65           $9.00           $6.36           $3.11           $3.16
 During Period*
---------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.90%, 1.77%, 1.25%, 0.61%, and 0.62% for Class A, Class B, Class C, Class R, Class Y, and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                         Pioneer Bond Fund | Semiannual Report | 12/31/09     17

Schedule of Investments | 12/31/09 (unaudited)


-----------------------------------------------------------------------------------------------------
                Floating       S&P/Moody's
Principal       Rate (d)       Ratings
Amount          (unaudited)    (unaudited)                                             Value
-----------------------------------------------------------------------------------------------------
                                              CONVERTIBLE CORPORATE BONDS -- 0.7%
                                              ENERGY -- 0.3%
                                              Coal & Consumable Fuels -- 0.2%
$2,680,000                           BB-/NR   Massey Energy Co., 3.25%, 8/1/15         $    2,341,650
-----------------------------------------------------------------------------------------------------
                                              Oil & Gas Drilling -- 0.1%
 1,275,000                        BBB+/Baa2   Transocean Sedco, 1.625%, 12/15/37       $    1,262,250
                                                                                       --------------
                                              Total Energy                             $    3,603,900
-----------------------------------------------------------------------------------------------------
                                              HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                                              Health Care Services -- 0.1%
 2,570,000                            B+/B3   Omnicare, Inc., 3.25%, 12/15/35          $    2,091,338
                                                                                       --------------
                                              Total Health Care Equipment & Services   $    2,091,338
-----------------------------------------------------------------------------------------------------
                                              BANKS -- 0.2%
                                              Regional Banks -- 0.2%
 2,100,000                             A/A3   National City Corp., 4.0%, 2/1/11        $    2,139,375
                                                                                       --------------
                                              Total Banks                              $    2,139,375
-----------------------------------------------------------------------------------------------------
                                              TELECOMMUNICATION SERVICES -- 0.1%
                                              Integrated Telecommunication Services -- 0.1%
   709,000                            B+/B1   Qwest Communications International,
                                              3.5%, 11/15/25                           $      735,588
                                                                                       --------------
                                              Total Telecommunication Services         $      735,588
-----------------------------------------------------------------------------------------------------
                                              TOTAL CONVERTIBLE CORPORATE BONDS
                                              (Cost $6,784,892)                        $    8,570,201
-----------------------------------------------------------------------------------------------------
 Shares
-----------------------------------------------------------------------------------------------------
                                              PREFERRED STOCKS -- 0.6%
                                              DIVERSIFIED FINANCIALS -- 0.4%
                                              Diversified Finance Services -- 0.4%
     4,880                                    Bank of America Corp., 7.25%, 12/31/49   $    4,294,400
                                                                                       --------------
                                              Total Diversified Financials             $    4,294,400
-----------------------------------------------------------------------------------------------------
                                              INSURANCE -- 0.2%
                                              Life & Health Insurance -- 0.2%
   153,800                                    Delphi Financial Group, 7.376% 5/15/37   $    2,737,640
                                                                                       --------------
                                              Total Insurance                          $    2,737,640
-----------------------------------------------------------------------------------------------------
                                              TOTAL PREFERRED STOCKS
                                              (Cost $7,295,844)                        $    7,032,040
-----------------------------------------------------------------------------------------------------
                                              COMMON STOCK -- 0.1%
                                              AUTOMOBILES & COMPONENTS -- 0.1%
                                              Auto Parts & Equipment -- 0.1%
    22,542                                    Lear Corp.*                              $    1,524,741
                                                                                       --------------
                                              Total Automobiles & Components           $    1,524,741
-----------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCK
                                              (Cost $1,006,417)                        $    1,524,741
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


18  Pioneer Bond Fund | Semiannual Report | 12/31/09

-----------------------------------------------------------------------------------------------------
              Floating       S&P/Moody's
Principal     Rate (d)       Ratings
Amount        (unaudited)    (unaudited)                                               Value
-----------------------------------------------------------------------------------------------------
                                            ASSET BACKED SECURITIES -- 3.2%
                                            MATERIALS -- 0.0%
                                            Steel -- 0.0%
$  706,528                        AA+/Aa1   Master Asset Backed Securities Trust,
                                            0.67375%, 5/25/35                          $      662,140
                                                                                       --------------
                                            Total Materials                            $      662,140
-----------------------------------------------------------------------------------------------------
                                            CONSUMER SERVICES -- 0.9%
                                            Restaurants -- 0.9%
 2,025,000                      BBB-/Baa3   Dominos Pizza Master Issuer LLC, 5.261%,
                                            4/25/37                                    $    1,735,541
 5,325,000                         BB/Aaa   Dominos Pizza Master Issuer LLC, 7.629%,
                                            4/25/37                                         4,047,000
   700,000                      BBB-/Baa3   Dunkin Brands Master Finance LLC,
                                            5.779%, 6/20/31                                   674,905
 4,535,000                         BB/Ba3   Dunkin Brands Master Finance LLC,
                                            8.28%, 6/20/31 (144A)                           3,831,894
                                                                                       --------------
                                                                                       $   10,289,340
                                                                                       --------------
                                            Total Consumer Services                    $   10,289,340
-----------------------------------------------------------------------------------------------------
                                            BANKS -- 1.8%
                                            Thrifts & Mortgage Finance -- 1.8%
 2,150,000          0.33          AAA/Ba3   Carrington Mortgage Loan Trust, Floating
                                            Rate Note, 10/25/36                        $    1,638,891
   598,221          0.72            AA/A1   Carrington Mortgage Loan Trust, Floating
                                            Rate Note, 2/25/35                                547,800
   639,896          0.63          AAA/Aa1   Carrington Mortgage Loan Trust, Floating
                                            Rate Note, 9/25/35                                539,192
 1,327,493          0.38            B/Ba2   CMLTI 2006-WFH2 A2A, Floating Rate
                                            Note, 8/25/36                                     957,265
 2,575,000          0.74          AA+/Aa1   Countrywide Asset Backed Certificates,
                                            Floating Rate Note, 11/25/35                    2,145,241
 2,667,487          5.07          AAA/Aaa   Countrywide Asset Backed Certificates,
                                            Floating Rate Note, 12/25/35                    2,530,577
 1,047,000          0.65          AA+/Aa1   Countrywide Asset Backed Certificates,
                                            Floating Rate Note, 8/25/35                       889,451
 2,370,734          0.65          AA+/Aa1   Countrywide Asset Backed Certificates,
                                            Floating Rate Note, 8/25/35                     2,266,766
 1,838,140          0.52          AAA/Aaa   FBR Securitization Trust, 2.76188%,
                                            9/25/35                                         1,705,349
   160,351          0.77          AAA/Aaa   First Franklin Mortgage Loan Asset Backed
                                            Certificate, Floating Rate Note, 9/24/34          138,124
   184,281          0.30          AAA/Aaa   GSAMP Trust, Floating Rate Note,
                                            1/25/37                                           180,569
   356,602          0.49          AAA/Aa2   GSAMP Trust, Floating Rate Note,
                                            11/25/35                                          349,890

The accompanying notes are an integral part of these financial statements.


                         Pioneer Bond Fund | Semiannual Report | 12/31/09     19

              Floating       S&P/Moody's
Principal     Rate (d)       Ratings
Amount        (unaudited)    (unaudited)                                                  Value
                                             Thrifts & Mortgage Finance -- (continued)
$  864,640          0.66             A/A2    GSAMP Trust, Floating Rate Note,
                                             3/25/35                                      $      831,361
   602,471          0.60          AAA/Aaa    GSAMP Trust, Floating Rate Note,
                                             8/25/36                                             582,360
 5,050,769                       BBB/Baa3    Local Insight Media Finance LLC, 5.88%,
                                             10/23/37                                          2,373,861
   896,716          0.29             B/A2    Morgan Stanley Capital, Inc., Floating Rate
                                             Note, 12/25/36                                      827,996
    24,805          0.64          AA+/Aa2    Morgan Stanley Capital, Inc., Floating Rate
                                             Note, 3/25/35                                        24,640
   404,357                        AAA/Aa2    Morgan Stanley IXIS Real Estate, 1.445%,
                                             11/25/36                                            396,856
 1,893,851          0.48          AAA/Aa2    SASC 2007-BC4 A3, Floating Rate Note,
                                             11/25/37                                          1,766,657
                                                                                          --------------
                                                                                          $   20,692,846
                                                                                          --------------
                                             Total Banks                                  $   20,692,846
--------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.5%
                                             Consumer Finance -- 0.2%
   707,151          0.31            A+/A2    Indymac Residential, Floating Rate Note,
                                             7/25/37                                      $      684,553
   370,779          0.35          AAA/Aa2    Nomura Home Equity Trust, Floating Rate
                                             Note, 3/25/36                                       364,386
 1,500,000          0.67          AA+/Aa1    RASC 2005-KS7 M1, Floating Rate Note
                                             8/25/35                                           1,177,963
                                                                                          --------------
                                                                                          $    2,226,902
--------------------------------------------------------------------------------------------------------
                                             Diversified Financial Services -- 0.2%
   420,000          0.67           AA/Aa2    Asset Backed Securities Corp., Floating
                                             Rate Note, 4/25/35                           $      390,664
 1,675,000                          AA/NR    DT Auto Owner Trust, 5.92%, 10/15/15              1,680,528
   600,409          0.47          AAA/Aaa    JPMorgan Mortgage Acquisition, Floating
                                             Rate Note, 12/25/35                                 539,843
                                                                                          --------------
                                                                                          $    2,611,035
--------------------------------------------------------------------------------------------------------
                                             Investment Banking & Brokerage -- 0.0%
 1,725,000          0.39         CCC/Caa3    MLMI 2006-AR1 A2C, Floating Rate Note,
                                             3/25/37                                      $      666,455
--------------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.1%
   900,000          0.63          AAA/Aaa    SLMA 2004-10 A6B, Floating Rate Note,
                                             4/27/26                                      $      857,340
                                                                                          --------------
                                             Total Diversified Financials                 $    6,361,732
--------------------------------------------------------------------------------------------------------
                                             TOTAL ASSET BACKED SECURITIES
                                             (Cost $43,504,989)                           $   38,006,058
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


20  Pioneer Bond Fund | Semiannual Report | 12/31/09

------------------------------------------------------------------------------------------------------
              Floating       S&P/Moody's
Principal     Rate (d)       Ratings
Amount        (unaudited)    (unaudited)                                                Value
------------------------------------------------------------------------------------------------------
                                             COLLATERALIZED MORTGAGE OBLIGATIONS -- 13.2%
                                             MATERIALS -- 0.7%
                                             Forest Products -- 0.5%
$1,435,000                         AA/Aa2    T SRAR 2006-1 B, 5.7467%, 10/15/36         $    1,348,900
 4,470,000                        AAA/Aaa    TSTAR 2006-1A A, 5.668%, 10/15/36               4,246,500
                                                                                        --------------
                                                                                        $    5,595,400
------------------------------------------------------------------------------------------------------
                                             Steel -- 0.2%
 2,019,316                        AAA/Aaa    GMAC Mortgage Corp. Loan Trust, 5.5%,
                                             11/25/33                                   $    2,053,077
                                                                                        --------------
                                             Total Materials                            $    7,648,477
------------------------------------------------------------------------------------------------------
                                             COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                             Diversified Support Services -- 0.1%
   944,583                         AAA/NR    CW Capital Cobalt, Ltd., 5.174%,
                                             8/15/48                                    $      953,800
                                                                                        --------------
                                             Total Commercial Services & Supplies       $      953,800
------------------------------------------------------------------------------------------------------
                                             BANKS -- 8.5%
                                             Thrifts & Mortgage Finance -- 8.5%
 2,842,726                         NR/Aaa    Banc of America Alternative Loan Trust,
                                             5.5%, 9/25/33                              $    2,833,398
 1,891,727                        AAA/Aaa    Bayview Commercial Asset Trust,
                                             0.67375%, 4/25/34                               1,366,196
 2,100,000    5.00                AAA/Aa1    BCAP LLC 2006-RR1 PB, Floating Rate
                                             Note, 11/25/36                                  2,074,379
 3,000,000                         NR/Aa1    Chase Mortgage Finance Corp., 5.5%,
                                             5/25/35                                         2,771,123
 3,092,336                       CCC/Caa1    Chase Mortgage Finance Corp., 5.5%,
                                             5/25/37                                         2,806,295
 1,182,821                        AAA/AAA    Countrywide Alternative Loan Trust, 5.0%,
                                             7/25/18                                         1,165,079
 1,072,000                        AAA/Aa2    Countrywide Alternative Loan Trust,
                                             5.125%, 3/25/34                                   999,212
 7,000,000                          AA/NR    Countrywide Alternative Loan Trust, 5.5%,
                                             4/25/35                                         4,103,546
 2,112,447                        BBB/Ba1    Countrywide Home Loan Mortgage, 4.5%,
                                             9/25/35                                         1,544,997
   900,000                        NR/Baa3    Countrywide Home Loan Mortgage, 5.5%,
                                             9/25/35                                           830,966
   525,000                        NR/Baa3    CWHL 2005-16 A22, 5.5%, 9/25/35                   483,473
   716,246                        AAA/Aaa    Downey Savings & Loan, 0.83625%,
                                             7/19/44                                           420,221
 3,375,000                        AAA/Aaa    GMAC Commercial Mortgage Securities,
                                             Inc., 4.864%, 12/10/41                          3,245,921
 2,900,000                        AAA/Aaa    GS Mortgage Securities Corp. II, 7.12%,
                                             11/18/29                                        3,092,938

The accompanying notes are an integral part of these financial statements.


                         Pioneer Bond Fund | Semiannual Report | 12/31/09     21

-----------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (d)       Ratings
Amount         (unaudited)    (unaudited)                                               Value
-----------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- (continued)
$ 1,230,224    0.63                   NR/Aaa  Impac CMB Trust, Floating Rate Note,
                                              11/25/35                                  $     861,148
    390,483    1.03                  AAA/Aaa  Impac Securities Assets Corp., Floating
                                              Rate Note, 11/25/34                             348,818
  1,555,947    0.58                  AAA/Aaa  Impac Securities Assets Corp., Floating
                                              Rate Note, 5/25/36                            1,191,992
  2,600,000                          AAA/Aaa  JPMorgan Mortgage Trust, 4.5%, 8/25/19        2,506,720
  3,535,377                          AAA/Aa3  JPMorgan Mortgage Trust, 6.0%, 8/25/34        3,213,878
  1,750,000                          AAA/Aaa  JPMCC 2002-C3 B, 5.146%, 7/12/35              1,724,300
 10,000,000                          AAA/Aaa  LB-UBS Commercial Mortgage, 5.372%,
                                              9/15/39                                       9,532,529
  2,385,914                           AA/Aa2  Master Adjustable Rate Mortgage Trust,
                                              5.194229%, 1/25/35                            1,975,886
  4,318,437                          AAA/AAA  Master Alternative Loans Trust, 6.0%,
                                              7/25/34                                       3,709,808
  1,308,487                          AAA/Aaa  Master Asset Securitization Trust, 5.5%,
                                              11/25/33                                      1,319,568
  1,880,777                          BB-/Ba3  Residential Funding Mortgage Securities,
                                              5.5%, 11/25/35                                1,781,629
  8,510,000    5.54                    A+/A3  SASC 2007 BHC1 A1, Floating Rate Note,
                                              12/18/49                                      1,513,078
  2,890,000    5.58                   BB+/NR  SASC 2007 BHC1 A2, Floating Rate Note,
                                              12/18/49                                        194,584
  2,010,000                           NR/Ba1  SBA CMBS Trust, 6.709%, 11/15/36              2,045,175
  9,308,089                          AAA/Aaa  Wachovia Bank Commercial Mortgage
                                              Trust, 4.368%, 8/15/41                        9,295,578
  3,787,250                          AAA/Aaa  Wachovia Bank Commercial Mortgage
                                              Trust, 4.803%, 10/15/41                       3,624,165
972,614,895    0.15                  AAA/Aaa  Wachovia Bank Commercial Mortgage
                                              Trust, Floating Rate Note, 6/15/45            1,662,782
  2,050,000                         AAA/Baa1  WAMU 2003-S1 A5, 5.5%, 4/25/33                2,010,035
  1,829,641                          AAA/Aaa  WAMU Mortgage Pass-Through Certificate,
                                              4.5%, 8/25/18                                 1,775,222
  2,622,505    0.46                  AAA/Aa1  WAMU Mortgage Pass-Through Certificate,
                                              Floating Rate Note, 4/25/45                   1,929,177
  1,450,000                          AAA/Aaa  WBCMT 2003-C9 B, 5.109%, 12/15/35             1,292,341
  2,497,738                           AAA/NR  Wells Fargo Mortgage Backed Securities,
                                              5.0%, 11/25/20                                2,460,272
  2,057,300                          NR/Baa3  Wells Fargo Mortgage Backed Securities,
                                              5.0%, 3/25/21                                 1,944,149
  1,319,008                          AAA/Aaa  Wells Fargo Mortgage Backed Securities,
                                              5.25%, 12/25/33                               1,314,680
    752,894                           NR/Ba2  Wells Fargo Mortgage Backed Securities,
                                              5.5%, 11/25/35                                  699,739

The accompanying notes are an integral part of these financial statements.


22  Pioneer Bond Fund | Semiannual Report | 12/31/09

--------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (d)       Ratings
Amount         (unaudited)    (unaudited)                                                 Value
--------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- (continued)
$ 3,018,403                         AAA/A1    Wells Fargo Mortgage Backed Securities,
                                              5.5%, 5/25/35                               $    3,006,189
  2,720,334          3.25          AAA/Aaa    Wells Fargo Mortgage Backed Securities,
                                              Floating Rate Note, 9/25/34                      2,603,813
  1,723,102          4.58          AAA/Aaa    WFMBS 2003-N-1A1, Floating Rate Note,
                                              12/25/33                                         1,717,031
  4,200,000          4.76          AAA/Aaa    WFMBS 2004-L A6, Floating Rate Note,
                                              7/25/34                                          4,168,129
                                                                                          --------------
                                                                                          $   99,160,159
                                                                                          --------------
                                              Total Banks                                 $   99,160,159
--------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 1.6%
                                              Diversified Financial Services -- 1.5%
    940,428                         AAA/NR    Banc of America Mortgage Securities, Inc.,
                                              5.75%, 1/25/35                              $      930,142
  3,300,000                         AAA/NR    Banc of America Mortgage Securities, Inc.,
                                              5.0%, 8/25/33                                    3,264,007
  1,610,000          6.28           NR/Aaa    Chase Commercial Mortgage Securities
                                              Corp., Floating Rate Note, 2/12/16               1,678,746
  1,950,000                          NR/A1    Citicorp Mortgage Securities, 5.5%,
                                              4/25/35                                          1,858,289
  1,832,783                          NR/A2    CMSI 2006-1 3A1, 5.0%, 2/25/36                   1,597,415
    195,000                         AA/Aa2    Crown Castle Towers LLC, 4.878%,
                                              6/15/35                                            196,950
  2,435,000                         NR/Aa2    Crown Castle Towers LLC, 5.362%,
                                              11/15/36                                         2,495,875
    394,932                        AAA/Aaa    First Horizon Mortgage Pass-Through Trust,
                                              5.0%, 3/25/18                                      396,907
  2,341,014                         CCC/NR    JPMorgan Alternative Loan Trust, 6.0%,
                                              3/25/36                                          1,653,358
    997,422                        AAA/Aaa    Morgan Stanley Capital I, 5.25%,
                                              12/25/17                                           982,726
    302,421                        AAA/Aaa    Morgan Stanley Capital I, 7.0%, 7/25/33            279,975
  1,769,072          5.66            B/Ba2    RALI 2005-QA10 A41, 5.7412%,
                                              9/25/35                                          1,136,061
  1,172,461                         AA-/B3    Residential Accredit Loans, Inc.,
                                              0.49875%, 5/25/47                                  612,034
                                                                                          --------------
                                                                                          $   17,082,485
--------------------------------------------------------------------------------------------------------
                                              Investment Banking & Brokerage -- 0.1%
  1,440,000                        AAA/Aaa    Banc of America Commercial Mortgage,
                                              Inc., 4.877%, 7/10/42                       $    1,433,021
117,932,255                        AAA/Aaa    MSDWC 2000-1345 X, 0.7259%, 9/3/15                 489,466
                                                                                          --------------
                                                                                          $    1,922,487
                                                                                          --------------
                                              Total Diversified Financials                $   19,004,972
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                         Pioneer Bond Fund | Semiannual Report | 12/31/09     23

-----------------------------------------------------------------------------------------------------
              Floating       S&P/Moody's
Principal     Rate (d)       Ratings
Amount        (unaudited)    (unaudited)                                               Value
-----------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 0.3%
                                             Mortgage Real Estate Investment Trusts -- 0.3%
$3,424,138                        AAA/Aaa    CS First Boston Mortgage Security, 3.5%,
                                             7/25/18                                   $    3,271,719
   674,488                         AA/Aa2    CS First Boston Mortgage Security, 7.0%,
                                             5/25/32                                          387,909
                                                                                       --------------
                                                                                       $    3,659,628
                                                                                       --------------
                                             Total Real Estate                         $    3,659,628
-----------------------------------------------------------------------------------------------------
                                             GOVERNMENT -- 2.0%
 2,700,000                          NR/NR    Fannie Mae Remics, 5.0%, 3/25/24          $    2,834,790
 5,000,000                          NR/NR    Fannie Mae Remics, 5.0%, 7/25/33               5,133,599
   611,226                        AAA/Aaa    Fannie Mae Remics, 5.69%, 1/25/32                643,199
   378,444                        AAA/Aaa    Federal Home Loan Bank, 6.0%, 4/15/32            394,784
     2,665                          NR/NR    Federal National Mortgage Association,
                                             10.3%, 4/25/19                                     2,780
     7,751                          NR/NR    Federal National Mortgage Association,
                                             10.3%, 4/25/19                                     9,037
 3,400,000                        AAA/Aaa    FHR 3211 PB, 5.5%, 2/15/33                     3,582,642
 5,000,000                          NR/NR    Freddie Mac Remics, 5.0%, 6/15/33              5,139,871
 1,583,912                        AAA/Aaa    Freddie Mac, 5.0%, 8/15/35                     1,650,453
 2,878,106                        AAA/Aaa    Freddie Mac, 6.1%, 9/15/18                     2,904,471
 1,477,880                         AAA/A2    GSR Mortgage Loan Trust, 4.1408%,
                                             6/25/34                                        1,393,729
                                                                                       --------------
                                                                                       $   23,689,355
                                                                                       --------------
                                             Total Government                          $   23,689,355
-----------------------------------------------------------------------------------------------------
                                             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                             (Cost $170,634,115)                       $  154,116,391
-----------------------------------------------------------------------------------------------------
                                             CORPORATE BONDS -- 40.9%
                                             ENERGY -- 4.5%
                                             Integrated Oil & Gas -- 0.2%
 1,200,000                         AA/Aa1    BP Capital Markets Plc, 5.25%, 11/7/13    $    1,307,075
   990,000                      BBB+/Baa1    Marathon Oil Corp., 5.9%, 3/15/18              1,042,802
    45,000                      BBB+/Baa2    Petro-Canada, 4.0%, 7/15/13                       46,459
                                                                                       --------------
                                                                                       $    2,396,336
-----------------------------------------------------------------------------------------------------
                                             Oil & Gas Drilling -- 0.4%
 5,150,000                      BBB+/Baa2    Transocean Sedco, 1.5%, 12/15/37          $    4,969,750
-----------------------------------------------------------------------------------------------------
                                             Oil & Gas Equipment & Services -- 0.4%
 1,000,000          3.52            NR/NR    Sevan Marine ASA, Floating Rate Note,
                                             5/14/13 (144A)                            $      790,000
 2,815,000                      BBB+/Baa1    Weatherford International, Ltd., 9.625%,
                                             3/1/19                                         3,509,469
                                                                                       --------------
                                                                                       $    4,299,469
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


24  Pioneer Bond Fund | Semiannual Report | 12/31/09

-------------------------------------------------------------------------------------------------------
              Floating       S&P/Moody's
Principal     Rate (d)       Ratings
Amount        (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration & Production -- 1.0%
$2,180,000                       BBB/Baa2    Canadian Natural Resource, 5.9%,
                                             2/1/18                                      $    2,342,861
 1,020,000                         BB/Ba3    Chesapeake Energy Corp., 9.5%,
                                             2/15/15 (b)                                      1,119,450
   160,000                          BB/B1    Denbury Resources, Inc., 9.75%, 3/1/16             170,800
 1,887,243                        BBB+/NR    Gazprom International SA, 7.201%,
                                             2/1/20                                           1,922,629
 1,605,000                          A/Aa2    Ras Laffan Liquefied Natural Gas Co., Ltd.
                                             III, 5.832%, 9/30/16 (144A)                      1,680,772
   200,000                      BBB-/Baa2    TNK-BP Finance SA, 6.625%, 3/20/17                 195,500
 1,000,000                      BBB-/Baa2    TNK-BP Finance SA, 6.625%,
                                             3/20/17 (144A)                                     977,500
 2,080,000                      BBB-/Baa2    TNK-BP Finance SA, 7.5%,
                                             7/18/16 (144A)                                   2,132,000
 1,000,000                      BBB-/Baa2    TNK-BP Finance SA, 7.875%,
                                             3/13/18 (144A)                                   1,027,500
                                                                                         --------------
                                                                                         $   11,569,012
-------------------------------------------------------------------------------------------------------
                                             Oil & Gas Refining & Marketing -- 0.5%
 2,475,000                       BBB/Baa2    Spectra Energy Capital, 6.2%, 4/15/18       $    2,628,485
 2,890,000                       BBB/Baa2    Valero Energy Corp., 9.375%, 3/15/19             3,437,360
                                                                                         --------------
                                                                                         $    6,065,845
-------------------------------------------------------------------------------------------------------
                                             Oil & Gas Storage & Transportation -- 2.0%
   435,000                      BBB-/Baa2    Boardwalk Pipelines LLC, 5.5%, 2/1/17       $      432,270
 1,535,000                       BBB/Baa2    Buckeye Partners LP, 6.05%, 1/15/18              1,590,163
 2,900,000                       BBB/Baa2    DCP Midstream, 9.75%, 3/15/19                    3,568,320
 1,150,000                          B+/B1    Holly Energy Partners LP, 6.25%, 3/1/15          1,098,250
 3,250,000                       BBB/Baa2    Kinder Morgan Energy, 5.95%, 2/15/18             3,442,449
 1,450,000                      BBB-/Baa3    NGPL Pipeco LLC, 6.514%,
                                             12/15/12 (144A)                                  1,575,983
 3,500,000                      BBB-/Baa3    Plains All America Pipeline, 6.125%,
                                             1/15/17                                          3,676,271
 3,885,000                        BBB+/A3    Questar Pipeline Co., 5.83%, 2/1/18              3,962,464
 3,345,000          7.20           BB/Ba1    Southern Union Co., 7.2%, 11/1/66                2,859,975
 1,500,000                       BBB/Baa2    Spectra Energy Capital LLC, 6.75%,
                                             7/15/18                                          1,595,078
                                                                                         --------------
                                                                                         $   23,801,223
                                                                                         --------------
                                             Total Energy                                $   53,101,635
-------------------------------------------------------------------------------------------------------
                                             MATERIALS -- 2.5%
                                             Aluminum -- 0.2%
 2,290,000                        B-/Caa1    Novelis, Inc., 7.25%, 2/15/15               $    2,181,225
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                         Pioneer Bond Fund | Semiannual Report | 12/31/09     25

-------------------------------------------------------------------------------------------------------
              Floating       S&P/Moody's
Principal     Rate (d)       Ratings
Amount        (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Commodity Chemicals -- 0.1%
$1,700,000                          B+/B1    Nova Chemicals Corp., 8.375%,
                                             11/1/16 (144A)                              $    1,725,500
-------------------------------------------------------------------------------------------------------
                                             Construction Materials -- 0.2%
 2,260,000          6.64            B-/NR    C8 Capital SPV, Ltd., Floating Rate Note,
                                             12/31/49                                    $    1,568,011
   475,000                       BBB/Baa2    Holcim, Ltd., 6.0%, 12/30/19 (144A)                494,423
                                                                                         --------------
                                                                                         $    2,062,434
-------------------------------------------------------------------------------------------------------
                                             Diversified Metals & Mining -- 0.9%
 1,865,000                       BBB/Baa1    Anglo American Capital Plc, 9.375%,
                                             4/8/14                                      $    2,237,884
 2,965,000          5.88         BBB-/Ba2    Freeport-McMoran Copper & Gold, Inc.,
                                             Floating Rate Note, 4/1/15                       2,948,337
 2,725,000                      BBB+/Baa1    Rio Tinto Finance Plc, 8.95%, 5/1/14             3,265,370
 1,655,000                        BB+/Ba2    Teck Resources, Ltd., 10.25%,
                                             5/15/16 (b)                                      1,928,075
                                                                                         --------------
                                                                                         $   10,379,666
-------------------------------------------------------------------------------------------------------
                                             Fertilizers & Agricultural Chemicals -- 0.4%
 4,510,000                       BBB/Baa2    Agrium, Inc., 6.75%, 1/15/19                $    4,875,770
    45,000                        A-/Baa1    Potash Corp. Saskatchewan, 4.875%,
                                             3/1/13                                              47,528
                                                                                         --------------
                                                                                         $    4,923,298
-------------------------------------------------------------------------------------------------------
                                             Specialty Chemicals -- 0.2%
 2,400,000                      BBB-/Baa3    Cytec Industries, Inc., 8.95%, 7/1/17       $    2,846,678
-------------------------------------------------------------------------------------------------------
                                             Steel -- 0.5%
 3,900,000                       BBB/Baa3    ArcelorMittal, 6.125%, 6/1/18               $    4,024,160
 1,230,000                       BBB/Baa2    Commercial Metals Co., 7.35%, 8/15/18            1,311,330
-------------------------------------------------------------------------------------------------------
                                                                                         $    5,335,490
                                                                                         --------------
                                             Total Materials                             $   29,454,291
-------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 2.4%
                                             Aerospace & Defense -- 0.3%
    40,000                           A/A2    Boeing Co., 5.125%, 2/15/13                 $       42,754
 3,020,000                         BB/Ba2    Esterline Technology, 6.625%, 3/1/17             2,944,500
                                                                                         --------------
                                                                                         $    2,987,254
-------------------------------------------------------------------------------------------------------
                                             Building Products -- 0.1%
 2,225,000          6.72          B-/BBB-    C10 Capital SPV, Ltd., Floating Rate Note,
                                             12/31/49 (b)                                $    1,568,269
-------------------------------------------------------------------------------------------------------
                                             Construction & Farm Machinery & Heavy Trucks -- 0.2%
 1,200,000                           A/A2    Caterpillar, Inc., 7.9%, 12/15/18 (b)       $    1,463,918
   910,000                       BBB/Baa3    Cummins, Inc., 6.75%, 2/15/27                      875,170
                                                                                         --------------
                                                                                         $    2,339,088
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


26  Pioneer Bond Fund | Semiannual Report | 12/31/09

-----------------------------------------------------------------------------------------------------
              Floating       S&P/Moody's
Principal     Rate (d)       Ratings
Amount        (unaudited)    (unaudited)                                                Value
-----------------------------------------------------------------------------------------------------
                                             Electrical Component & Equipment -- 0.4%
$2,665,000                        BB+/Ba2    Anixter International Corp., 5.95%,
                                             3/1/15                                    $    2,498,438
 2,670,000                         B+/Ba2    Belden CDT, Inc., 7.0%, 3/15/17                2,599,913
                                                                                       --------------
                                                                                       $    5,098,351
-----------------------------------------------------------------------------------------------------
                                             Industrial Conglomerates -- 0.3%
 2,950,000                      BBB-/Baa2    Tyco Electronics Group SA, 6.55%,
                                             10/1/17                                   $    3,050,185
   525,000                      BBB+/Baa1    Tyco International Finance SA, 8.5%,
                                             1/15/19                                          634,068
                                                                                       --------------
                                                                                       $    3,684,253
-----------------------------------------------------------------------------------------------------
                                             Industrial Machinery -- 0.2%
 2,150,000                      BBB+/Baa1    Ingersoll-Rand Global Holding, 9.5%,
                                             4/15/14                                   $    2,569,115
-----------------------------------------------------------------------------------------------------
                                             Trading Companies & Distributors -- 0.9%
   495,000                        BB-/Ba2    Ace Hardware Corp., 9.125%,
                                             6/1/16 (144A)                             $      524,081
 5,660,000                      BBB+/Baa1    GATX Financial Corp., 6.0%, 2/15/18 (b)        5,331,282
 4,160,000                      BBB-/Baa2    Glencore Funding LLC, 6.0%,
                                             4/15/14 (144A)                                 4,255,996
                                                                                       --------------
                                                                                       $   10,111,359
                                                                                       --------------
                                             Total Capital Goods                       $   28,357,689
-----------------------------------------------------------------------------------------------------
                                             COMMERCIAL SERVICES & SUPPLIES -- 0.3%
                                             Office Services & Supplies -- 0.3%
 3,110,000                           A/A1    Pitney Bowes, Inc., 5.6%, 3/15/18         $    3,268,041
                                                                                       --------------
                                             Total Commercial Services & Supplies      $    3,268,041
-----------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 1.0%
                                             Airlines -- 0.1%
   985,332                      BBB+/Baa2    Southwest Airlines Co., 7.67%, 1/2/14     $    1,049,181
-----------------------------------------------------------------------------------------------------
                                             Railroads -- 0.9%
 2,140,000                       BBB/Baa1    Burlington Sante Fe Corp., 5.75%,
                                             3/15/18                                   $    2,273,215
 3,400,000                          B+/B2    Kansas City Southern Mexico, 7.625%,
                                             12/1/13                                        3,349,000
 5,125,000                       BBB/Baa2    Union Pacific Corp., 5.7%, 8/15/18             5,368,427
                                                                                       --------------
                                                                                       $   10,990,642
                                                                                       --------------
                                             Total Transportation                      $   12,039,823
-----------------------------------------------------------------------------------------------------
                                             CONSUMER DURABLES & APPAREL -- 0.4%
                                             Household Appliances -- 0.4%
 4,235,000                      BBB-/Baa3    Whirlpool Corp., 5.5%, 3/1/13             $    4,360,919
                                                                                       --------------
                                             Total Consumer Durables & Apparel         $    4,360,919
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                         Pioneer Bond Fund | Semiannual Report | 12/31/09     27

--------------------------------------------------------------------------------------------------------
              Floating       S&P/Moody's
Principal     Rate (d)       Ratings
Amount        (unaudited)    (unaudited)                                                  Value
--------------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 0.8%
                                             Casinos & Gaming -- 0.0%
$1,160,000                           D/WR    Station Casinos, Inc., 6.625%, 3/15/18       $        5,800
--------------------------------------------------------------------------------------------------------
                                             Education Services -- 0.7%
 2,160,000                        AAA/Aaa    Leland Stanford Junior University, 4.75%,
                                             5/1/19                                       $    2,187,475
 2,470,000                        AAA/Aaa    President & Fellows of Harvard, 3.7%,
                                             4/1/13                                            2,539,778
 3,095,000                        AAA/Aaa    President & Fellows of Harvard, 6.3%,
                                             10/1/37                                           3,227,961
                                                                                          --------------
                                                                                          $    7,955,214
--------------------------------------------------------------------------------------------------------
                                             Restaurants -- 0.1%
 1,200,000                           A/A3    McDonald's Corp., 5.35%, 3/1/18 (b)          $    1,286,663
                                                                                          --------------
                                             Total Consumer Services                      $    9,247,677
--------------------------------------------------------------------------------------------------------
                                             MEDIA -- 0.9%
                                             Broadcasting -- 0.6%
 2,620,000                      BBB+/Baa1    Grupo Telivisa SA, 6.0%, 5/15/18 (144A)      $    2,636,346
   500,000                      BBB+/Baa1    News America, Inc., 5.65%,
                                             8/15/20 (144A)                                      520,627
 4,250,000                          B+/B3    Intelsat Subsidiary Holding Co., 8.5%,
                                             1/15/13                                           4,335,000
                                                                                          --------------
                                                                                          $    7,491,973
--------------------------------------------------------------------------------------------------------
                                             Cable & Satellite -- 0.3%
 1,600,000                      BBB+/Baa1    British Sky Broadcasting, 6.1%, 2/15/18
                                             (144A)                                       $    1,694,941
   135,000                      BBB+/Baa1    Comcast Corp., 5.3%, 1/15/14                        144,085
   800,000                       BBB/Baa2    Time Warner Cable, Inc., 8.25%, 4/1/19              952,875
   425,000                       BBB/Baa2    Time Warner Cable, Inc., 8.75, 2/14/19              517,979
                                                                                          --------------
                                                                                          $    3,309,880
                                                                                          --------------
                                             Total Media                                  $   10,801,853
--------------------------------------------------------------------------------------------------------
                                             RETAILING -- 0.6%
                                             General Merchandise Stores -- 0.2%
 2,000,000                          A+/A2    Target Corp., 5.375%, 5/1/17                 $    2,146,278
--------------------------------------------------------------------------------------------------------
                                             Internet Retail -- 0.3%
 3,000,000                       BBB-/Ba1    Expedia, Inc., 8.5%, 7/1/16 (144A)           $    3,243,750
--------------------------------------------------------------------------------------------------------
                                             Specialty Stores -- 0.1%
 1,795,000                           B/B3    Sally Holdings LLC, 9.25%,
                                             11/15/14 (144A) (b)                          $    1,862,313
                                                                                          --------------
                                             Total Retailing                              $    7,252,341
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


28  Pioneer Bond Fund | Semiannual Report | 12/31/09

----------------------------------------------------------------------------------------------------
              Floating       S&P/Moody's
Principal     Rate (d)       Ratings
Amount        (unaudited)    (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                             FOOD & DRUG RETAILING -- 0.2%
                                             Hypermarkets & Supercenters -- 0.2%
$2,000,000                         AA/Aa2    Wal-Mart Stores, Inc., 5.875%, 4/5/27    $    2,096,358
                                                                                      --------------
                                             Total Food & Drug Retailing              $    2,096,358
----------------------------------------------------------------------------------------------------
                                             FOOD, BEVERAGE & TOBACCO -- 1.2%
                                             Agricultural Products -- 0.3%
 3,500,000                           A/A2    Cargill, Inc., 5.2%, 1/22/13 (144A)      $    3,711,201
----------------------------------------------------------------------------------------------------
                                             Brewers -- 0.3%
 2,930,000                      BBB+/Baa2    Anheuser-Busch InBev Worldwide, Inc.,
                                             7.75% 1/15/19 (144A)                     $    3,430,429
    55,000                      BBB+/Baa1    Miller Brewing Co., 5.5%,
                                             8/15/13 (144A)                                   58,561
                                                                                      --------------
                                                                                      $    3,488,990
----------------------------------------------------------------------------------------------------
                                             Distillers & Vintners -- 0.3%
 2,765,000                         BB/Ba3    Constellation Brands, Inc., 8.375%,
                                             12/15/14                                 $    2,944,725
----------------------------------------------------------------------------------------------------
                                             Packaged Foods & Meats -- 0.1%
 1,250,000                        BBB+/A3    Kellog Co., 5.125%, 12/3/12              $    1,356,579
----------------------------------------------------------------------------------------------------
                                             Soft Drinks -- 0.1%
    55,000                           A/A2    Bottling Group LLC, 5.0%, 11/15/13       $       59,471
 1,000,000                         A+/Aa2    PepsiCo, Inc., 7.9%, 11/1/18                  1,227,255
                                                                                      --------------
                                                                                      $    1,286,726
----------------------------------------------------------------------------------------------------
                                             Tobacco -- 0.1%
 1,535,000                       BBB/Baa1    UST, Inc., 5.75%, 3/1/18                 $    1,496,907
                                                                                      --------------
                                             Total Food, Beverage & Tobacco           $   14,285,128
----------------------------------------------------------------------------------------------------
                                             HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                             Household Products -- 0.1%
 1,250,000                        AA-/Aa3    Procter & Gamble Co., 4.6%, 1/15/14      $    1,330,970
                                                                                      --------------
                                             Total Household & Personal Products      $    1,330,970
----------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT & SERVICES -- 0.5%
                                             Health Care Facilities -- 0.2%
   155,885                         BB-/B2    HCA, Inc., 9.625%, 11/15/16              $      168,746
 1,050,000                         BB/Ba3    HCA, Inc., 7.875%, 2/15/20                    1,093,313
   385,000                         BB/Ba3    HCA, Inc., 8.5%, 4/15/19                        414,838
   310,000                         BB-/B2    HCA, Inc., 9.875%, 2/15/17                      342,550
                                                                                      --------------
                                                                                      $    2,019,447
----------------------------------------------------------------------------------------------------
                                             Managed Health Care -- 0.3%
 3,275,000                        A-/Baa1    United Health Group, 4.875%, 2/15/13     $    3,426,515
                                                                                      --------------
                                             Total Health Care Equipment & Services   $    5,445,962
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                         Pioneer Bond Fund | Semiannual Report | 12/31/09     29

----------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (d)       Ratings
Amount         (unaudited)    (unaudited)                                             Value
----------------------------------------------------------------------------------------------------
                                              PHARMACEUTICALS & BIOTECHNOLOGY -- 0.5%
                                              Biotechnology -- 0.5%
$ 5,055,000                      BBB+/Baa3    Biogen Idec, Inc., 6.0%, 3/1/13         $    5,368,910
----------------------------------------------------------------------------------------------------
                                              Pharmaceuticals -- 0.0%
  1,000,000                          AA/A1    Abbott Laboratories, Inc., 5.125%,
                                              4/1/19                                  $    1,045,968
                                                                                      --------------
                                              Total Pharmaceuticals & Biotechnology   $    6,414,878
----------------------------------------------------------------------------------------------------
                                              BANKS -- 4.9%
                                              Diversified Banks -- 1.1%
  3,515,000                         A/Baa1    Barclays Plc, 6.05%, 12/4/17 (b)        $    3,577,223
  3,400,000                        AA-/Aa2    BNP Paribas, 1.34438%, 4/27/17               3,238,058
  3,230,000                         A-/Aa3    Credit Agricole SA, 8.375%, 12/13/49         3,423,800
  1,855,000                           A/A2    Industrial Bank of Korea, 7.125%,
                                              4/23/14                                      2,074,421
                                                                                      --------------
                                                                                      $   12,313,502
----------------------------------------------------------------------------------------------------
                                              Regional Banks -- 3.8%
  1,870,000                        BBB+/A2    American Express Bank FSB, 5.5%,
                                              4/16/13                                 $    1,993,287
  4,500,000                          A/Aa3    Branch Banking & Trust Co., 4.875%,
                                              1/15/13 (b)                                  4,729,352
  1,190,000                           A/NR    Cobank ACB, 7.875%, 4/16/18 (144A)           1,289,397
  2,425,000                        BBB+/A3    KeyBank NA, 5.8%, 7/1/14                     2,360,289
  2,030,000                      BBB+/Baa1    Keycorp, 6.5%, 5/14/13                       2,095,240
  2,505,000                         A+/Aa3    Mellon Funding Corp., 5.5%, 11/15/18         2,571,052
  1,435,000                           A/A2    PNC Bank NA, 6.0%, 12/7/17                   1,456,714
  6,273,000          8.25         BBB/Baa2    PNC Funding Corp., Floating Rate Note,
                                              5/29/49                                      6,338,733
  2,755,000                        A-/Baa1    Sovereign Bancorp, 8.75%, 5/30/18            3,183,364
  6,670,000                        BBB+/A3    State Street Capital, 8.25%, 3/15/42         6,831,481
  4,000,000                        BBB+/A2    US Bancorp, 6.189%, 4/15/2049                3,215,000
  3,520,000                        AA-/Aa3    Wachovia Bank NA, 6.0%, 11/15/17             3,684,539
  5,470,000                         A-/Ba1    Wells Fargo & Co., Floating Rate Note,
                                              12/29/49                                     5,305,900
                                                                                      --------------
                                                                                      $   45,054,348
                                                                                      --------------
                                              Total Banks                             $   57,367,850
----------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 7.4%
                                              Asset Management & Custody Banks -- 1.1%
  2,000,000                         A+/Aa3    Bank of New York, 4.95%, 3/15/15        $    2,100,732
  3,945,000                          A-/A3    Eaton Vance Corp., 6.5%, 10/2/17             4,079,517
  4,400,000                       BB+/Baa3    Janus Capital Group, Inc., 6.95%,
                                              6/15/17                                      4,147,238
  2,800,000                           A/A2    State Street Corp., 7.65%, 6/15/10           2,881,488
                                                                                      --------------
                                                                                      $   13,208,975
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


30  Pioneer Bond Fund | Semiannual Report | 12/31/09

------------------------------------------------------------------------------------------------------
              Floating       S&P/Moody's
Principal     Rate (d)       Ratings
Amount        (unaudited)    (unaudited)                                                Value
------------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 2.1%
$4,435,000                         BB+/B2    American General Finance Corp., 6.9%,
                                             12/15/17                                   $    3,079,460
 3,875,000                          A+/A1    American Honda Finance Corp., 6.7%,
                                             10/1/13 (144A)                                  4,243,396
 3,400,000                         BBB/A3    Capital One Bank USA NA, 8.8%,
                                             7/15/19                                         4,017,668
 1,700,000                        BB/Baa2    Capital One Capital VI, 8.875%, 5/15/40         1,810,500
 2,575,000                           A/A2    Caterpillar Financial Corp., 7.05%,
                                             10/1/18                                         2,947,621
 2,630,000                          B-/B3    Ford Motor Credit Co., 5.7%, 1/15/10 (b)        2,630,095
 3,750,000                        AAA/Aaa    John Deere Capital Corp., 2.875%,
                                             6/19/12                                         3,864,285
 3,155,000          4.00         BBB-/Ba1    SLM Corp., Floating Rate Note, 7/25/14          2,535,831
                                                                                        --------------
                                                                                        $   25,128,856
------------------------------------------------------------------------------------------------------
                                             Diversified Financial Services -- 1.5%
 3,000,000                          A-/A3    Bank of America Corp., 7.8%, 2/15/10       $    3,021,420
 1,840,000                       BBB/Baa2    Hyundai Capital Services, Inc., 6.0%,
                                             5/5/15 (b)                                      1,921,262
 2,575,000                         A+/Aa3    JPMorgan Chase & Co., 6.0%, 1/15/18             2,768,112
 1,000,000                         A+/Aa3    JPMorgan Chase & Co., 6.3%, 4/23/19             1,100,077
 4,900,000                      BBB+/Baa1    JPMorgan Chase & Co., 7.9%, 4/29/49             5,054,154
 1,100,000                          A-/A3    Nationsbank Corp., 7.75%, 8/15/15               1,206,816
   976,400                        A-/Baa1    PF Export Receivable Master Trust,
                                             6.436%, 6/1/15 (144A)                           1,038,011
 1,327,767                       BBB/Baa2    Power Receivables Finance LLC, 6.29%,
                                             1/1/12 (144A)                                   1,353,645
                                                                                        --------------
                                                                                        $   17,463,497
------------------------------------------------------------------------------------------------------
                                             Investment Banking & Brokerage -- 1.7%
 2,000,000                           A/A1    Goldman Sachs, 5.5%, 11/15/14              $    2,134,702
11,040,000          5.79           BBB/A3    Goldman Sachs Capital, Floating Rate
                                             Note, 12/29/49                                  8,556,000
 3,325,000                           A/A2    Merrill Lynch & Co., 5.45%, 2/5/13              3,498,801
 4,765,000                           A/A2    Morgan Stanley Dean Witter & Co.,
                                             Floating Rate Note, 4/1/18                      5,151,766
                                                                                        --------------
                                                                                        $   19,341,269
------------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 1.0%
 4,680,000                       BBB/Baa3    Cantor Fitzgerald LP, 7.875%, 10/15/19     $    4,580,105
 5,776,002                         NR/Ba1    Coso Geothermal Power Holdings LLC,
                                             7.0%, 7/15/26 (144A)                            5,111,761
 2,000,000                          A+/A1    National Rural Utilities Corp., 5.45%,
                                             2/1/18                                          2,087,006
                                                                                        --------------
                                                                                        $   11,778,872
                                                                                        --------------
                                             Total Diversified Financials               $   86,921,469
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                         Pioneer Bond Fund | Semiannual Report | 12/31/09     31

------------------------------------------------------------------------------------------------------
              Floating       S&P/Moody's
Principal     Rate (d)       Ratings
Amount        (unaudited)    (unaudited)                                                Value
------------------------------------------------------------------------------------------------------
                                             INSURANCE -- 3.8%
                                             Insurance Brokers -- 0.1%
$1,560,000                         BB+/B1    Leucadia National Corp., 7.125%,
                                             3/15/17 (144A)                             $    1,474,200
------------------------------------------------------------------------------------------------------
                                             Life & Health Insurance -- 1.4%
 1,690,000                        A-/Baa2    Lincoln National Corp., 8.75%, 7/1/19      $    1,931,001
 4,200,000                       BBB/Baa2    MetLife, Inc., 10.75%, 8/1/39                   5,171,989
 4,250,000                        A-/Baa2    Protective Life Corp., 7.375%, 10/15/19         4,259,184
 2,800,000                         A/Baa2    Prudential Financial, Inc., 5.15%,
                                             1/15/13                                         2,945,544
 2,140,000                      BBB+/Baa3    Prudential Financial, Inc., 8.875%,
                                             6/15/38                                         2,268,400
                                                                                        --------------
                                                                                        $   16,576,118
------------------------------------------------------------------------------------------------------
                                             Multi-Line Insurance -- 0.9%
 4,620,000                        BB/Baa3    Liberty Mutual Group, Inc., 7.0%,
                                             3/15/37 (144A)                             $    3,557,751
 3,035,000                      BBB-/Baa2    Liberty Mutual Group, Inc., 7.3%,
                                             6/15/14 (144A)                                  3,110,787
   650,000         10.75          BB/Baa3    Liberty Mutual Group, Inc., Floating Rate
                                             Note, 6/15/58 (144A)                              689,000
 2,650,000                           A/A3    Loews Corp., 5.25%, 3/15/16 (b)                 2,691,239
                                                                                        --------------
                                                                                        $   10,048,777
------------------------------------------------------------------------------------------------------
                                             Property & Casualty Insurance -- 0.8%
 5,000,000                      BBB-/Baa3    Hanover Insurance Group, Inc., 7.625%,
                                             10/15/25                                   $    4,600,000
 4,135,000                          B-/NR    Kingsway America, Inc., 7.5%, 2/1/14            2,362,119
 2,000,000                          A-/A2    Travelers Companies, Inc., 6.25%,
                                             6/15/37                                         2,114,204
                                                                                        --------------
                                                                                        $    9,076,323
------------------------------------------------------------------------------------------------------
                                             Reinsurance -- 0.6%
 2,150,000                        AAA/Aa2    Berkshire Hathway, Inc., 5.0%, 8/15/13     $    2,311,904
 5,048,000                      BBB+/BBB+    Platinum Underwriters Holdings, Ltd.,
                                             7.5%, 6/1/17                                    5,162,665
                                                                                        --------------
                                                                                        $    7,474,569
                                                                                        --------------
                                             Total Insurance                            $   44,649,987
------------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 3.3%
                                             Diversified Real Estate Activities -- 0.5%
 4,125,000                          A-/A2    WEA Finance LLC, 7.125%, 4/15/18           $    4,510,019
   640,000                          A-/A2    WEA Finance LLC, 7.5%, 6/2/14 (144A)              720,189
                                                                                        --------------
                                                                                        $    5,230,208
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


32  Pioneer Bond Fund | Semiannual Report | 12/31/09

---------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (d)       Ratings
Amount         (unaudited)    (unaudited)                                                  Value
---------------------------------------------------------------------------------------------------------
                                              Diversified Real Estate Investment Trusts -- 0.5%
$ 5,125,000                      BBB+/Baa1    Dexus Finance Property, Ltd., 7.125%,
                                              10/15/14                                     $    5,266,009
---------------------------------------------------------------------------------------------------------
                                              Office Real Estate Investment Trusts -- 0.2%
    692,000                       BBB/Baa2    Mack-Cali Realty LP, 5.125%, 1/15/15         $      661,396
  1,607,000                       BBB/Baa2    Mack-Cali Realty LP, 5.125%, 2/15/14              1,529,228
                                                                                           --------------
                                                                                           $    2,190,624
---------------------------------------------------------------------------------------------------------
                                              Real Estate Operating Companies -- 0.6%
  8,180,000                          B-/B3    Forest City Enterprises, Inc., 7.625%,
                                              6/1/15                                       $    7,321,100
---------------------------------------------------------------------------------------------------------
                                              Retail Real Estate Investment Trusts -- 0.3%
  3,470,000                        AA+/Aa2    Trustreet Properties, Inc., 7.5%, 4/1/15     $    3,588,372
---------------------------------------------------------------------------------------------------------
                                              Specialized Real Estate Investment Trusts -- 1.2%
    860,000                      BBB-/Baa2    Health Care, Inc., 6.0%, 11/15/13            $      872,522
  4,125,000                      BBB-/Baa2    Health Care, Inc., 6.2%, 6/1/16                   4,009,046
  2,425,000                      BBB-/Baa3    Healthcare Realty Trust, Inc., 6.5%,
                                              1/17/17                                           2,402,137
  5,325,000                       BBB/Baa2    Hospitality Properties Trust, 7.875%,
                                              8/15/14                                           5,497,360
    565,000                       BBB-/Ba1    Ventas Realty Capital Corp., 7.125%,
                                              6/1/15 (144A)                                       565,000
    760,000                       BBB-/Ba1    Ventas Realty LP, 6.5%, 6/1/16                      733,400
    540,000                       BBB-/Ba1    Ventas Realty LP, 6.75%, 4/1/17                     522,450
                                                                                           --------------
                                                                                           $   14,601,915
                                                                                           --------------
                                              Total Real Estate                            $   38,198,228
---------------------------------------------------------------------------------------------------------
                                              SOFTWARE & SERVICES -- 0.4%
                                              Data Processing & Outsourced Services -- 0.2%
  3,095,000                        B-/Caa1    First Data Corp., 9.875%, 9/24/15 (b)        $    2,886,088
---------------------------------------------------------------------------------------------------------
                                              Systems Software -- 0.2%
  1,800,000                           A/A2    Oracle Corp., 5.75%, 4/15/18                 $    1,946,135
                                                                                           --------------
                                              Total Software & Services                    $    4,832,223
---------------------------------------------------------------------------------------------------------
                                              TECHNOLOGY HARDWARE & EQUIPMENT -- 0.8%
                                              Computer Hardware -- 0.1%
  1,700,000                           A/A2    Hewlett-Packard Co., 4.5%, 3/1/13            $    1,802,277
---------------------------------------------------------------------------------------------------------
                                              Computer Storage & Peripherals -- 0.1%
    855,000                        BB+/Ba1    Seagate Technology International Co., Ltd.,
                                              10.0%, 5/1/14                                $      944,775
---------------------------------------------------------------------------------------------------------
                                              Electronic Equipment & Instruments -- 0.5%
  5,070,000                       BBB-/Ba1    Agilent Technologies, Inc., 6.5%, 11/1/17    $    5,365,312
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                         Pioneer Bond Fund | Semiannual Report | 12/31/09     33

------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (d)       Ratings
Amount         (unaudited)    (unaudited)                                               Value
------------------------------------------------------------------------------------------------------
                                              Electronic Manufacturing Services -- 0.1%
$ 1,532,000                        BB-/Ba2    Flextronics International, Ltd., 6.5%,
                                              5/15/13                                   $    1,535,830
                                                                                        --------------
                                              Total Technology Hardware & Equipment     $    9,648,194
------------------------------------------------------------------------------------------------------
                                              SEMICONDUCTORS -- 0.3%
                                              Semiconductor Equipment -- 0.3%
  3,140,000                       BBB/Baa1    Klac Instruments Corp., 6.9%, 5/1/18      $    3,303,723
                                                                                        --------------
                                              Total Semiconductors                      $    3,303,723
------------------------------------------------------------------------------------------------------
                                              TELECOMMUNICATION SERVICES -- 0.8%
                                              Integrated Telecommunication Services -- 0.8%
  1,200,000                           A/A2    AT&T, Inc., 5.6%, 5/15/18                 $    1,257,551
  1,000,000                           A/A2    Bellsouth Capital Funding Corp., 7.75%,
                                              2/15/10                                        1,007,977
  2,530,000                         B+/Ba3    Cincinnati Bell, Inc., 8.25%, 10/15/17         2,567,950
  1,990,000                      BBB-/Baa3    Embarq Corp., 7.082%, 6/1/16                   2,198,110
  1,805,000                         BB/Ba2    Frontier Communications Corp., 8.25%,
                                              5/1/14                                         1,890,738
                                                                                        --------------
                                                                                        $    8,922,326
                                                                                        --------------
                                              Total Telecommunication Services          $    8,922,326
------------------------------------------------------------------------------------------------------
                                              UTILITIES -- 3.3%
                                              Electric Utilities -- 2.4%
  1,275,000                      BBB+/Baa1    CenterPoint Energy Houston Electric LLC,
                                              7.0%, 3/1/14                              $    1,452,993
    980,000                        A-/Baa1    Commonwealth Edison Co., 6.15%,
                                              9/15/17                                        1,061,355
    798,020                      BBB-/Baa3    Crocket Cogeneration, 5.869%,
                                              3/30/25 (144A)                                   754,727
  3,365,000                          A-/A2    Enel Finance International SA, 5.125%,
                                              10/7/19 (144A)                                 3,385,782
  2,270,000                      BBB+/Baa1    Entergy Gulf States, Inc., 5.7%, 6/1/15        2,273,178
  1,511,748                      BBB-/Baa3    FPL Energy America Wind LLC, 6.639%,
                                              6/20/23 (144A)                                 1,501,468
    555,450                        BB-/Ba2    FPL Energy Wind Funding LLC, 6.876%,
                                              6/27/17 (144A)                                   538,787
  1,925,000                       BBB/Baa2    Israel Electric Corp., 7.25%,
                                              1/15/19 (144A)                                 2,084,775
    610,000                       BBB/Baa2    Israel Electric Corp., 9.375%,
                                              1/28/20 (144A)                                   748,534
    910,000                       BBB/Baa3    Neveda Power Co., 6.5%, 8/1/18                   975,133
  5,055,000                      BBB+/Baa2    NY State Gas and Electric Corp., 6.15%,
                                              12/15/17 (144A)                                5,041,281
  1,109,044                          NR/WR    Orcal Geothermal, 6.21%,
                                              12/30/20 (144A)                                1,006,735

The accompanying notes are an integral part of these financial statements.


34  Pioneer Bond Fund | Semiannual Report | 12/31/09

-----------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (d)       Ratings
Amount         (unaudited)    (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                              Electric Utilities -- (continued)
$ 2,690,000                       BB+/Baa3    Public Service of New Mexico, 7.95%,
                                              5/15/18                                       2,815,889
  3,550,000                      BBB+/Baa1    West Penn Power Co., 5.95%, 12/15/17          3,630,230
                                                                                        -------------
                                                                                       $   27,270,867
-----------------------------------------------------------------------------------------------------
                                              Gas Utilities -- 0.2%
  2,450,000                          A/Aa3    Nakilat, Inc., 6.267%, 12/31/33 (144A)   $    2,171,068
-----------------------------------------------------------------------------------------------------
                                              Independent Power Producer & Energy Traders -- 0.6%
  2,675,000                        BB-/Ba3    Intergen NV, 9.0%, 6/30/17               $    2,788,688
  2,105,000                      BBB-/Baa3    Kiowa Power Partners LLC, 5.737%,
                                              3/20/21 (144A)                                1,985,436
  2,610,000                      BBB-/Baa3    Panoche Energy Center LLC, 6.88%,
                                              7/31/29 (144A)                                2,411,040
                                                                                       --------------
                                                                                       $    7,185,164
-----------------------------------------------------------------------------------------------------
                                              Multi-Utilities -- 0.1%
  1,365,000                         BB/Ba2    NSG Holdings, Inc., 7.75%, 12/15/25      $    1,221,675
    431,965                          NR/NR    Ormat Funding Corp., 8.25%, 12/30/20            389,848
                                                                                       --------------
                                                                                       $    1,611,523
                                                                                       --------------
                                              Total Utilities                          $   38,238,622
-----------------------------------------------------------------------------------------------------
                                              TOTAL CORPORATE BONDS
                                              (Cost $453,322,299)                      $  479,540,187
-----------------------------------------------------------------------------------------------------
                                              U.S. GOVERNMENT AGENCY OBLIGATIONS -- 30.0%
 17,533,731                        AAA/Aaa    Federal Home Loan Mortgage Corp., 4.5%,
                                              11/1/18 - 4/1/22                         $   18,165,293
 12,800,781                        AAA/Aaa    Federal Home Loan Mortgage Corp., 5.0%,
                                              10/1/20 - 6/1/35                             13,373,232
  7,274,981                        AAA/Aaa    Federal Home Loan Mortgage Corp., 5.5%,
                                              12/1/18 - 11/1/35                             7,667,981
  3,000,000                        AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                              5.75%, 1/15/12                                3,265,917
 18,295,357                        AAA/Aaa    Federal Home Loan Mortgage Corp., 6.0%,
                                              5/1/17 - 6/1/35                              19,512,653
  1,285,918                        AAA/Aaa    Federal Home Loan Mortgage Corp., 6.5%,
                                              3/1/13 - 4/1/34                               1,385,651
  1,094,523                        AAA/Aaa    Federal Home Loan Mortgage Corp., 7.0%,
                                              8/1/22 - 11/1/30                              1,172,876
      4,892                        AAA/Aaa    Federal Home Loan Mortgage Corp., 8.0%,
                                              8/1/31                                            5,292
  3,873,839                        AAA/Aaa    Federal National Mortgage Association,
                                              4.0%, 7/1/18 - 3/1/36                         3,852,567
 13,582,239                        AAA/Aaa    Federal National Mortgage Association,
                                              4.5%, 4/1/19 - 3/1/37                        13,935,771

The accompanying notes are an integral part of these financial statements.


                         Pioneer Bond Fund | Semiannual Report | 12/31/09     35

----------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (d)       Ratings
Amount         (unaudited)    (unaudited)                                             Value
----------------------------------------------------------------------------------------------------
                                              U.S. Government Agency Obligations -- (continued)
$ 9,776,023                          AAA/Aaa  Federal National Mortgage Association,
                                              5.0%, 12/1/17 - 2/1/36                  $   10,224,855
 21,733,709                          AAA/Aaa  Federal National Mortgage Association,
                                              5.5%, 9/1/17 - 6/1/36                       22,895,614
 22,911,406                          AAA/Aaa  Federal National Mortgage Association,
                                              6.0%, 6/1/16 - 9/1/38                       24,407,563
  1,724,043                          AAA/Aaa  Federal National Mortgage Association,
                                              6.5%, 7/1/29 - 7/1/34                        1,863,260
    798,388                          AAA/Aaa  Federal National Mortgage Association,
                                              7.0%, 3/1/12 - 1/1/32                          872,492
      5,044                          AAA/Aaa  Federal National Mortgage Association,
                                              7.5%, 8/1/20 - 4/1/30                            5,698
     41,262                          AAA/Aaa  Federal National Mortgage Association,
                                              8.0%, 4/1/20 - 5/1/31                           47,361
 11,867,520                          AAA/Aaa  Government National Mortgage
                                              Association, 4.5%, 7/15/33 - 4/15/38        11,932,429
  2,885,453                          AAA/Aaa  Government National Mortgage
                                              Association, 5.0%, 10/15/18 - 4/15/35        3,002,892
 19,897,637                          AAA/Aaa  Government National Mortgage
                                              Association, 5.5%, 10/15/17 - 2/15/37       21,051,232
 19,395,304                          AAA/Aaa  Government National Mortgage
                                              Association, 6.0%, 4/15/13 - 10/15/36       20,641,685
  9,146,122                          AAA/Aaa  Government National Mortgage
                                              Association, 6.5%, 8/15/11 - 7/15/35         9,845,279
  1,258,866                          AAA/Aaa  Government National Mortgage
                                              Association, 7.0%,
                                              12/15/13 - 10/15/31                          1,398,794
    154,657                          AAA/Aaa  Government National Mortgage
                                              Association, 7.5%, 8/15/11 - 12/15/31          174,091
      9,907                          AAA/Aaa  Government National Mortgage
                                              Association, 7.75%, 2/15/30                     11,308
      3,355                          AAA/Aaa  Government National Mortgage
                                              Association, 8.0%, 5/15/10                       3,441
    303,323                          AAA/Aaa  Government National Mortgage
                                              Association I, 6.0%, 2/15/29                   324,033
     84,002                          AAA/Aaa  Government National Mortgage
                                              Association I, 7.0%,
                                              12/15/30 - 3/15/31                              93,550
     17,922                          AAA/Aaa  Government National Mortgage
                                              Association I, 7.5%, 10/15/29                   20,184
  2,102,325                          AAA/Aaa  Government National Mortgage
                                              Association II, 4.5%,
                                              12/20/34 - 1/20/35                           2,112,497
  1,837,434                          AAA/Aaa  Government National Mortgage
                                              Association II, 5.5%,
                                              10/20/19 - 11/20/34                          1,942,157

The accompanying notes are an integral part of these financial statements.


36  Pioneer Bond Fund | Semiannual Report | 12/31/09

------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (d)       Ratings
Amount         (unaudited)    (unaudited)                                               Value
------------------------------------------------------------------------------------------------------
                                              U.S. Government Agency Obligations -- (continued)
$    98,224                        AAA/Aaa    Government National Mortgage
                                              Association II, 6.5%, 2/20/29 - 4/20/29   $      106,497
    437,076                        AAA/Aaa    Government National Mortgage
                                              Association II, 7.0%,
                                              11/20/28 - 12/20/30                              485,052
  6,980,000                         NR/Aaa    U.S. Treasury Bonds, 0.875%, 1/31/11           7,001,813
 22,500,000                        AAA/Aaa    U.S. Treasury Bonds, 2.75%, 2/15/19           20,714,061
 11,420,000                        AAA/Aaa    U.S. Treasury Bonds, 3.875%, 5/15/18          11,595,765
  6,980,000                        AAA/Aaa    U.S. Treasury Bonds, 4.5%, 11/15/10            7,222,939
  5,100,000                        AAA/Aaa    U.S. Treasury Bonds, 5.25%, 11/15/28           5,526,329
  4,750,000                        AAA/Aaa    U.S. Treasury Bonds, 6.25%, 8/15/23            5,673,281
  3,509,760                        AAA/Aaa    U.S. Treasury Inflation Notes, 2.0%,
                                              1/15/14                                        3,711,571
  9,750,000                        AAA/Aaa    U.S. Treasury Notes, 0.75%, 11/30/11           9,686,401
  6,980,000                        AAA/Aaa    U.S. Treasury Notes, 0.875%, 2/28/11           6,996,906
  6,980,000                        AAA/Aaa    U.S. Treasury Notes, 1.25%, 11/30/10           7,029,076
  6,380,000                        AAA/Aaa    U.S. Treasury Notes, 3.125%,
                                              5/15/19 (b)                                    6,042,058
  2,500,000                        AAA/Aaa    U.S. Treasury Notes, 3.625%,
                                              8/15/19 (b)                                    2,457,813
  7,620,000                        AAA/Aaa    U.S. Treasury Notes, 4.25%, 5/15/39            7,148,513
  5,450,000                        AAA/Aaa    U.S. Treasury Notes, 4.375%, 2/15/38           5,232,000
  7,340,000                        AAA/Aaa    U.S. Treasury Notes, 4.5%, 2/15/36             7,229,900
  8,435,000                        AAA/Aaa    U.S. Treasury Notes, 4.5%, 5/15/38 (b)         8,259,712
 12,878,000                        AAA/Aaa    U.S. Treasury Notes, 4.5%, 8/15/39            12,586,236
    840,000                        AAA/Aaa    U.S. Treasury Notes, 5.5%, 8/15/28               936,075
    450,000                        AAA/Aaa    U.S. Treasury Notes, 7.875%, 2/15/21             604,828
                                                                                        --------------
                                                                                        $  351,454,474
------------------------------------------------------------------------------------------------------
                                              TOTAL U.S. GOVERNMENT AGENCY
                                              OBLIGATIONS
                                              (Cost $344,326,833)                       $  351,454,474
------------------------------------------------------------------------------------------------------
                                              FOREIGN GOVERNMENT BOND -- 0.1%
                                              BANKS -- 0.1%
                                              Diversified Banks -- 0.1%
    625,000                           A/A2    Bank of Korea Export-Import, 5.875%,
                                              1/14/15                                   $      670,695
------------------------------------------------------------------------------------------------------
                                              TOTAL FOREIGN GOVERNMENT BONDS
                                              (Cost $621,671)                           $      670,695
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                         Pioneer Bond Fund | Semiannual Report | 12/31/09     37

-------------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (d)       Ratings
Amount         (unaudited)    (unaudited)                                                      Value
-------------------------------------------------------------------------------------------------------------
                                              MUNICIPAL BONDS -- 0.8%
                                              Municipal Higher Education -- 0.8%
$ 4,380,000                        AAA/Aa3    California State University Revenue, 5.0%,
                                              11/1/39                                          $    4,346,143
  4,600,000                        AAA/Aaa    Connecticut State Health & Education,
                                              5.0%, 7/1/42                                          4,818,086
                                                                                               --------------
                                                                                               $    9,164,229
-------------------------------------------------------------------------------------------------------------
                                              TOTAL MUNICIPAL BONDS
                                              (Cost $8,818,679)                                $    9,164,229
-------------------------------------------------------------------------------------------------------------
                                              SENIOR FLOATING RATE LOAN
                                              INTERESTS -- 6.6%**
                                              ENERGY -- 0.3%
                                              Oil & Gas Equipment & Services -- 0.1%
  1,777,500          8.00           B+/Ba3    Hudson Products Holdings, Inc., Term
                                              Loan, 8/24/15                                    $    1,404,225
-------------------------------------------------------------------------------------------------------------
                                              Oil & Gas Refining & Marketing -- 0.2%
  1,750,000          0.00         BBB-/Ba2    Pilot Travel Centers LLC, Initial Tranche B
                                              Loan, 11/24/15                                   $    1,763,554
                                                                                               --------------
                                              Total Energy                                     $    3,167,779
-------------------------------------------------------------------------------------------------------------
                                              MATERIALS -- 0.5%
                                              Diversified Chemical -- 0.1%
  1,097,983          7.65          BB+/Ba1    Ashland, Inc., Term B Borrowing Loan,
                                              5/13/14                                          $    1,116,375
-------------------------------------------------------------------------------------------------------------
                                              Paper Packaging -- 0.4%
    211,001          2.50            B+/B2    Graham Packaging Co., Term B Loan,
                                              10/7/11                                          $      208,100
  2,111,766          6.75            B+/B2    Graham Packaging Co., Term C Loan,
                                              4/5/14                                                2,130,536
  2,631,148          3.03           BB/Ba2    Graphic Packaging International, Inc.,
                                              Incremental Term Loan, 5/16/14                        2,565,369
                                                                                               --------------
                                                                                               $    4,904,005
                                                                                               --------------
                                              Total Materials                                  $    6,020,380
-------------------------------------------------------------------------------------------------------------
                                              CAPITAL GOODS -- 0.6%
                                              Aerospace & Defense -- 0.4%
  3,995,370          3.56           B+/Ba3    Aeroflex, Inc., Tranche B1 Term Loan,
                                              8/15/14                                          $    3,669,088
    164,282          4.04           BB-/B1    DAE Aviation Holdings, Inc., Tranche B1
                                              Term Loan, 7/31/14                                      151,961
    160,308          4.03           BB-/B1    Standard Aero, Ltd., Tranche B2 Term
                                              Loan, 7/31/14                                           148,285
    131,250          5.50           BB/Ba2    TASC, Inc., Tranche A Term Loan,
                                              12/18/14                                                131,797

The accompanying notes are an integral part of these financial statements.


38  Pioneer Bond Fund | Semiannual Report | 12/31/09

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (d)       Ratings
Amount         (unaudited)    (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                              Aerospace & Defense -- (continued)
$   243,750          5.75           BB/Ba2    TASC, Inc., Tranche B Term Loan,
                                              12/18/15                                   $      245,324
                                                                                         --------------
                                                                                         $    4,346,455
-------------------------------------------------------------------------------------------------------
                                              Construction & Farm Machinery & Heavy Trucks -- 0.2%
    912,849         10.00           D/Caa1    Accuride Corp., Term Advance Loan,
                                              1/31/12                                    $      913,324
  1,509,266          6.27           BB-/B2    Oshkosh Corp., Term B Loan, 12/6/13             1,510,964
                                                                                         --------------
                                                                                         $    2,424,288
                                                                                         --------------
                                              Total Capital Goods                        $    6,770,743
-------------------------------------------------------------------------------------------------------
                                              COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                                              Environmental & Facilities Services -- 0.2%
    300,000          0.00           B+/Ba3    Advanced Disposal Services, Inc., Term B
                                              Loan, 12/23/14                             $      297,000
  2,939,698          2.23             D/B2    Synagro Technologies, Inc., 1st Lien Term
                                              Loan, 4/2/14                                    2,425,251
                                                                                         --------------
                                                                                         $    2,722,251
                                                                                         --------------
                                              Total Commercial Services & Supplies       $    2,722,251
-------------------------------------------------------------------------------------------------------
                                              TRANSPORTATION -- 0.2%
                                              Air Freight & Couriers -- 0.1%
    426,630          3.28            B/Ba2    Ceva Group Plc, Additional Pre-funded
                                              Term Loan, 11/4/13                         $      359,791
    199,859          3.25            B-/B1    Ceva Group Plc, EGL Term Loan, 11/4/13            170,380
  1,197,871          3.24           NR/Ba2    Ceva Group Plc, U.S. Term Loan, 11/4/13         1,007,210
                                                                                         --------------
                                                                                         $    1,537,381
-------------------------------------------------------------------------------------------------------
                                              Marine -- 0.1%
    790,625          3.51          BB-/Ba3    Horizon Lines, Inc., Term Loan, 8/8/12     $      652,266
                                                                                         --------------
                                              Total Transportation                       $    2,189,647
-------------------------------------------------------------------------------------------------------
                                              AUTOMOBILES & COMPONENTS -- 0.8%
                                              Auto Parts & Equipment -- 0.4%
  4,181,250          7.50           BB-/Ca    Lear Corp., Closing Date Term Loan,
                                              10/15/14                                   $    4,209,124
-------------------------------------------------------------------------------------------------------
                                              Automobile Manufacturers -- 0.1%
  1,036,425          3.29           B-/Ba3    Ford Motor Co., Tranche B1 Term Loan,
                                              12/15/13                                   $      963,011
-------------------------------------------------------------------------------------------------------
                                              Tires & Rubber -- 0.3%
  4,190,000          2.34           BB/Ba1    Goodyear Tire & Rubber Co., 2nd Lien
                                              Term Loan, 4/30/14                         $    3,888,844
                                                                                         --------------
                                              Total Automobiles & Components             $    9,060,979
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                         Pioneer Bond Fund | Semiannual Report | 12/31/09     39

---------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (d)       Ratings
Amount         (unaudited)    (unaudited)                                                  Value
---------------------------------------------------------------------------------------------------------
                                              CONSUMER DURABLES & APPAREL -- 0.1%
                                              Housewares & Specialties -- 0.1%
$ 1,000,992          2.75          BB-/Ba2    Jarden Corp., Term B3 Loan, 1/24/12          $      977,576
                                                                                           --------------
                                              Total Consumer Durables & Apparel            $      977,576
---------------------------------------------------------------------------------------------------------
                                              CONSUMER SERVICES -- 0.2%
                                              Casinos & Gaming -- 0.2%
    654,059          6.00           CCC/B3    Fontainebleau Las Vegas, Delayed Draw
                                              Term Loan, 6/6/14                            $      239,822
  1,308,118          6.00            NA/NA    Fontainebleau Las Vegas, Initial Term
                                              Loan, 6/6/14                                        479,644
    393,153          2.79          BB-/Ba3    Gateway Casinos & Entertainment,
                                              Delayed Draw Term Loan, 9/30/14                     327,300
  1,941,067          2.79          BB-/Ba3    Gateway Casinos & Entertainment, Term
                                              Advance Loan, 9/30/14                        $    1,615,939
                                                                                           --------------
                                                                                           $    2,662,705
                                                                                           --------------
                                              Total Consumer Services                      $    2,662,705
---------------------------------------------------------------------------------------------------------
                                              MEDIA -- 0.5%
                                              Broadcasting -- 0.2%
  3,300,000          2.50          B-/Baa2    Univision Communication, Inc., Initial Term
                                              Loan, 9/29/14                                $    2,879,250
---------------------------------------------------------------------------------------------------------
                                              Cable & Satellite -- 0.3%
  2,200,000          2.26            B+/B1    Charter Communications, Inc., New Term
                                              Loan, 3/5/14                                 $    2,067,084
    946,575          2.48             B/B1    Knology, Inc., Term Loan, 6/30/12                   905,556
    631,160          2.77           CCC/B2    WideOpenWest LLC, 1st Lien Term Loan,
                                              6/30/14                                             583,297
                                                                                           --------------
                                                                                           $    3,555,937
                                                                                           --------------
                                              Total Media                                  $    6,435,187
---------------------------------------------------------------------------------------------------------
                                              RETAILING -- 0.1%
                                              Internet Retail -- 0.1%
  1,319,200          3.51         BBB-/Ba1    Ticketmaster Corp., Term B Loan, 7/25/14     $    1,312,604
                                                                                           --------------
                                              Total Retailing                              $    1,312,604
---------------------------------------------------------------------------------------------------------
                                              HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                              Household Products -- 0.1%
    699,681          8.00            B-/B3    Spectrum Brands, Inc., Dollar Term B
                                              Loan, 3/30/13                                $      694,215
     36,077          8.00            B-/B3    Spectrum Brands, Inc., Letter of Credit
                                              Loan, 3/30/13                                        35,795
                                                                                           --------------
                                                                                           $      730,010
                                                                                           --------------
                                              Total Household & Personal Products          $      730,010
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


40  Pioneer Bond Fund | Semiannual Report | 12/31/09

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (d)       Ratings
Amount         (unaudited)    (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                              HEALTH CARE EQUIPMENT & SERVICES -- 1.0%
                                              Health Care Facilities -- 0.5%
$    96,086          2.51          BB-/Ba3    CHS/Community Health Systems, Inc.,
                                              Delayed Draw Term Loan, 7/25/14            $       90,828
  1,879,915          2.51          BB-/Ba3    CHS/Community Health Systems, Inc.,
                                              Funded Term Loan, 7/25/14                       1,777,042
  2,147,021          2.50           B+/Ba2    HCA, Inc., Tranche B1 Term Loan,
                                              11/18/13                                        2,054,968
    589,022          2.02           B+/Ba2    Psychiatric Solutions, Inc., Term Loan,
                                              7/2/12                                            559,277
  1,261,132          2.40           B+/Ba2    Sun Health Care Group, Inc., Term Loan,
                                              4/19/14                                         1,187,434
    265,517          2.28           B+/Ba2    Sun Health Care Group, Inc., Synthetic LC
                                              Loan, 4/19/14                                     250,001
                                                                                         --------------
                                                                                         $    5,919,550
-------------------------------------------------------------------------------------------------------
                                              Health Care Services -- 0.2%
  2,800,988          2.48          BB-/Ba3    Catalent Pharma Solutions, Inc., Dollar
                                              Term Loan, 4/10/14                         $    2,391,344
-------------------------------------------------------------------------------------------------------
                                              Health Care Supplies -- 0.3%
  2,248,835          3.50           BB-/B1    Bausch & Lomb, Inc., Parent Term Loan,
                                              4/24/15                                    $    2,146,934
    546,112          3.50           BB-/B1    Bausch & Lomb, Inc., Delayed Draw Term
                                              Loan, 4/24/15                                     521,366
  1,181,790          3.25           BB/Ba2    Biomet, Inc., Dollar Term Loan, 3/25/15         1,132,698
                                                                                         --------------
                                                                                         $    3,800,998
                                                                                         --------------
                                              Total Health Care Equipment & Services     $   12,111,892
-------------------------------------------------------------------------------------------------------
                                              PHARMACEUTICALS & BIOTECHNOLOGY -- 0.3%
                                              Biotechnology -- 0.2%
    738,983          5.50           BB+/B1    Warner Chilcott Corp., Term A Loan,
                                              10/30/14                                   $      741,461
    369,492          5.75           BB+/B1    Warner Chilcott Corp., Term B1 Loan,
                                              4/30/15                                           370,730
    812,881          5.75           BB+/B1    Warner Chilcott Corp., Term B2 Loan,
                                              4/30/15                                           815,607
    915,000          5.75            NR/B1    Warner Chilcott Corp., Term B3 Loan,
                                              4/30/15                                           916,716
                                                                                         --------------
                                                                                         $    2,844,514
-------------------------------------------------------------------------------------------------------
                                              Life Sciences Tools & Services -- 0.1%
    674,625          5.25        BBB-/Baa3    Life Technologies Corp., Term B Facility
                                              Loan, 11/23/15                             $      679,966
                                                                                         --------------
                                              Total Pharmaceuticals & Biotechnology      $    3,524,480
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                         Pioneer Bond Fund | Semiannual Report | 12/31/09     41

---------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (d)       Ratings
Amount         (unaudited)    (unaudited)                                                  Value
---------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 0.2%
                                              Diversified Financial Services -- 0.2%
$ 2,431,639          3.53           BB/Ba1    Metavante Corp., Term Loan, 11/3/14          $    2,416,442
                                                                                           --------------
                                              Total Diversified Financials                 $    2,416,442
---------------------------------------------------------------------------------------------------------
                                              SOFTWARE & SERVICES -- 0.3%
                                              Data Processing & Outsourced Services -- 0.1%
    666,452          4.48          BB+/Ba1    Fidelity National Information, Tranche C
                                              Term Loan, 1/18/12                           $      667,285
---------------------------------------------------------------------------------------------------------
                                              IT Consulting & Other Services -- 0.2%
  2,400,505          1.99           BB/Ba3    Sungard Data Systems, Inc., Tranche A
                                              U.S. Term Loan, 2/28/14                      $    2,276,353
---------------------------------------------------------------------------------------------------------
                                              Systems Software -- 0.0%
    392,641          6.00           B+/Ba2    Rovi Corp., Term Loan, 5/2/13                $      394,604
                                                                                           --------------
                                              Total Software & Services                    $    3,338,242
---------------------------------------------------------------------------------------------------------
                                              TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                                              Electronic Components -- 0.2%
    507,630          2.53          BB-/Ba1    Flextronics Semiconductor, A1A Delayed
                                              Draw Term Loan, 10/1/14                      $      471,991
  1,766,553          2.51          BB-/Ba1    Flextronics Semiconductor, A Closing Date
                                              Loan, 10/1/14                                     1,642,527
                                                                                           --------------
                                                                                           $    2,114,518
---------------------------------------------------------------------------------------------------------
                                              Electronic Equipment & Instruments -- 0.0%
    397,222          3.64           BB/Ba2    Huawei-3Com Co., Ltd., Tranche B Term
                                              Loan, 9/28/12                                $      382,657
                                                                                           --------------
                                              Total Technology Hardware & Equipment        $    2,497,175
---------------------------------------------------------------------------------------------------------
                                              TELECOMMUNICATION SERVICES -- 0.4%
                                              Alternative Carriers -- 0.0%
    659,466          2.73           B/Caa1    PAETEC Holding Corp., Replacement Term
                                              Loan, 2/28/13                                $      630,203
---------------------------------------------------------------------------------------------------------
                                              Integrated Telecommunication Services -- 0.3%
  2,991,531          3.24            B+/B2    Telesat Canada, Inc., U.S. Term I Loan,
                                              10/31/14                                     $    2,867,061
    256,954          3.24            B+/B2    Telesat Canada, Inc., U.S. Term II Loan,
                                              10/31/14                                            246,263
    423,907          1.99             B/B1    Time Warner Telecom, Inc., Term B Loan,
                                              1/7/13                                              407,481
                                                                                           --------------
                                                                                           $    3,520,805
---------------------------------------------------------------------------------------------------------
                                              Wireless Telecommunication Services -- 0.1%
  1,180,000          3.23           BB-/B3    Intelsat Jackson Holdings, Ltd., Term Loan,
                                              2/1/14                                       $    1,073,800
                                                                                           --------------
                                              Total Telecommunication Services             $    5,224,808
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


42  Pioneer Bond Fund | Semiannual Report | 12/31/09

----------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (d)       Ratings
Amount         (unaudited)    (unaudited)                                                   Value
----------------------------------------------------------------------------------------------------------
                                              UTILITIES -- 0.6%
                                              Electric Utilities -- 0.3%
$   399,000          3.73            B+/B2    Texas Competitive Electric Holdings,
                                              Delayed Draw Term Loan, 10/10/14              $      321,395
  3,376,467          3.73           B+/Ba3    Texas Competitive Electric Holdings, Initial
                                              Tranche B2 Loan, 10/10/14                          2,758,151
                                                                                            --------------
                                                                                            $    3,079,546
----------------------------------------------------------------------------------------------------------
                                              Independent Power Producer & Energy Traders -- 0.3%
  3,796,109          3.14            B+/B2    Calpine Corp., 1st Priority Term Loan,
                                              3/29/14                                       $    3,598,711
                                                                                            --------------
                                              Total Utilities                               $    6,678,257
----------------------------------------------------------------------------------------------------------
                                              TOTAL SENIOR FLOATING RATE LOAN
                                              INTERESTS
                                              (Cost $80,214,808)                            $   77,841,157
----------------------------------------------------------------------------------------------------------
                                              RIGHTS/WARRANTS -- 0.1%
                                              AUTOMOBILES & COMPONENTS -- 0.1%
                                              Auto Parts & Equipment -- 0.1%
     12,758                                   Lear Corp. Warrants*                          $      806,306
                                                                                            --------------
                                              Total Automobiles & Components                $      806,306
----------------------------------------------------------------------------------------------------------
                                              TOTAL RIGHTS/WARRANTS
                                              (Cost $589,028)                               $      806,306
----------------------------------------------------------------------------------------------------------
                                              TEMPORARY CASH INVESTMENTS -- 5.2%
                                              Repurchase Agreement -- 2.3%
 26,725,000                                   Deutsche Bank, 0.01%, dated 12/31/09,
                                              repurchase price of
                                              $26,725,000 plus accrued interest on
                                              1/4/10 collateralized by $27,259,500
                                              Federal National Mortgage Association,
                                              4.5 - 7.0%, 9/1/23 - 12/1/38                  $   26,725,000
----------------------------------------------------------------------------------------------------------
                                              SECURITIES LENDING COLLATERAL -- 2.9% (c)
                                              Certificates of Deposit:
  1,011,691                                   Bank of Nova Scotia, 0.19%, 2/17/10           $    1,011,691
  1,011,691                                   DnB NOR Bank ASA NY, 0.2%, 2/17/10                 1,011,691
    368,289                                   Nordea Bank Finland, 0.19%, 1/28/10                  368,289
    919,741                                   Svenska NY, 0.20%, 3/30/10                           919,741
  1,103,663                                   Rabobank Nederland NY, 0.19%, 3/2/10               1,103,663
     98,651                                   Westpac Banking NY, 1.35%, 3/19/10                    98,651
    919,719                                   Societe Generale, 0.21%, 3/4/10                      919,719
  1,011,691                                   CBA Financial, 0.27%, 1/3/11                       1,011,691
    280,137                                   BNP Paribas, 0.78%, 6/4/10                           280,137
    653,373                                   Wachovia Bank NA, 1.17%, 5/14/10                     653,373
                                                                                            --------------
                                                                                            $    7,378,646
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                         Pioneer Bond Fund | Semiannual Report | 12/31/09     43

-----------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (d)       Ratings
Amount         (unaudited)    (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                              Commercial Paper:
$   735,340                                   BBVA London, 0.28%, 3/18/10              $      735,340
    197,385                                   US Bancorp, 0.26%, 5/6/10                       197,385
    185,259                                   American Honda Finance, 0.22%, 2/5/10           185,259
    276,159                                   GE Capital Corp., 0.45%, 8/20/10                276,159
     99,563                                   GE Capital Corp., 0.38%, 10/21/10                99,563
    100,230                                   GE Capital Corp., 0.34%, 10/6/10                100,230
    735,554                                   HND AF, 0.18%, 3/2/10                           735,554
  1,011,415                                   HSBC, 0.20%, 2/19/10                          1,011,415
    102,587                                   John Deer Capital Corp., 0.36%, 7/6/10          102,587
    779,015                                   JPMorgan Chase & Co., 0.57%, 9/24/10            779,015
    919,407                                   NABPP, 0.19%, 3/8/10                            919,407
    716,843                                   PARFIN, 0.25%, 4/19/10                          716,843
    919,346                                   Cafco, 0.20%, 3/15/10                           919,346
  1,011,372                                   Char FD, 0.18%, 3/5/10                        1,011,372
    918,786                                   WSTPAC, 0.25%, 5/27/10                          918,786
    551,629                                   Ciesco, 0.20%, 3/8/10                           551,629
    459,737                                   Ciesco, 0.20%, 2/18/10                          459,737
    919,536                                   Fasco, 0.17%, 2/12/10                           919,536
    460,508                                   Kithaw, 0.21%, 3/2/10                           460,508
    471,732                                   Kithaw, 0.20%, 2/23/10                          471,732
    631,578                                   Old LLC, 0.19%, 3/17/10                         631,578
    257,902                                   Old LLC, 0.18%, 2/17/10                         257,902
    313,980                                   Ranger, 0.20%, 3/12/10                          313,980
    312,650                                   SRCPP, 0.19%, 2/3/10                            312,650
    643,667                                   SRCPP, 0.19%, 2/10/10                           643,667
    275,676                                   TB LLC, 0.19%, 2/8/10                           275,676
    505,567                                   TB LLC, 0.20%, 3/5/10                           505,567
    184,037                                   TB LLC, 0.10%, 2/9/10                           184,037
  1,049,422                                   Bank of America, 0.87%, 5/12/10               1,049,422
    183,970                                   BBVA Senior US, 0.30%, 3/12/10                  183,970
  1,042,977                                   Santander, 0.33%, 7/23/10                     1,042,977
    367,753                                   WFC, 0.49%, 8/20/10                             367,753
                                                                                       --------------
                                                                                       $   17,340,582
-----------------------------------------------------------------------------------------------------
                                              Tri-party Repurchase Agreements:
  3,678,875                                   Deutsche Bank, 0.01%, 1/4/10             $    3,678,875
  1,839,438                                   JPMorgan, 0.0%, 1/4/10                        1,839,438
  2,485,172                                   Barclays Capital Markets, 0.0%, 1/4/10        2,485,172
                                                                                       --------------
                                                                                       $    8,003,485
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


44  Pioneer Bond Fund | Semiannual Report | 12/31/09

-----------------------------------------------------------------------------------------------------
              Floating       S&P/Moody's
              Rate (d)       Ratings
Shares        (unaudited)    (unaudited)                                               Value
-----------------------------------------------------------------------------------------------------
                                            Money Market Mutual Funds:
    735,775                                 Dreyfus Preferred Money Market Fund        $      735,775
    735,775                                 Blackrock Liquidity Temporary Cash Fund           735,775
                                                                                       --------------
                                                                                       $    1,471,550
                                                                                       --------------
                                            Total Securities Lending Collateral        $   34,194,263
-----------------------------------------------------------------------------------------------------
                                            TOTAL TEMPORARY CASH INVESTMENTS
                                            (Cost $60,919,263)                         $   60,919,263
-----------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENT IN SECURITIES -- 101.6%
                                            (Cost $1,178,038,838) (a)                  $1,189,645,742
-----------------------------------------------------------------------------------------------------
                                            OTHER ASSETS AND
                                            LIABILITIES -- (1.6)%                      $  (18,800,509)
-----------------------------------------------------------------------------------------------------
                                            TOTAL NET ASSETS -- 100.0%                 $1,170,845,233
=====================================================================================================

*      Non-income producing security.

NR     Not rated by either S&P or Moody's.

WR     Withdrawn rating.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2009, the value of these securities amounted to $80,956,587 or 6.9% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At December 31, 2009, the net unrealized gain on investments based on cost for federal income tax purposes of $1,176,137,234 was as follows:

       Aggregate gross unrealized gain for all investments
         in which there is an excess of value over tax cost          $56,026,457
       Aggregate gross unrealized loss for all investments
         in which there is an excess of tax cost over value          (42,517,949)
                                                                     -----------
       Net unrealized gain                                           $13,508,508
                                                                     ===========

The accompanying notes are an integral part of these financial statements.


                         Pioneer Bond Fund | Semiannual Report | 12/31/09     45

(b)    At December 31, 2009, the following securities were out on loan:

    Principal
Amount                Security                                                Value
 $     1,126,000     Barclays Plc, 6.05%, 12/4/17                            $ 1,148,520
       4,455,000     Branch Banking & Trust Co., 4.875%, 1/15/13               4,677,750
       1,320,000     C10 Capital SPV, Ltd., Floating Rate Note, 12/31/49         924,000
       1,000,000     Caterpillar, Inc., 7.9%, 12/15/18                         1,220,000
          57,000     Chesapeake Energy Corp., 9.5%, 2/15/15                       62,700
         366,000     First Data Corp., 9.875%, 9/24/15                           340,380
       1,500,000     Ford Motor Credit Co., 5.7%, 1/15/10                      1,500,000
         719,000     GATX Financial Corp., 6.0%, 2/15/18                         675,860
       1,777,000     Hyundai Capital Services, Inc., 6.0%, 5/5/15              1,848,080
       2,400,000     Loews Corp., 5.25%, 3/15/16                               2,448,000
       1,100,000     McDonald's Corp., 5.35%, 3/1/18                           1,177,000
       1,739,000     Sally Holdings, 9.25%, 11/15/14 (144A)                    1,808,560
          16,000     Teck Resources, Ltd., 10.25%, 5/15/16                        18,720
       5,000,000     U.S. Treasury Notes, 3.125%, 5/15/19                      4,750,000
       2,436,000     U.S. Treasury Notes, 3.625%, 8/15/19                      2,387,280
       8,200,000     U.S. Treasury Notes, 4.5%, 5/15/38                        8,036,000
----------------------------------------------------------------------------------------
                     Total                                                   $33,022,850
=========================================================================================

(c)    Securities lending collateral is managed by Credit Suisse AG, New York
       Branch.


(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended December 31, 2009 were as follows:

--------------------------------------------------------------------------------
                                                   Purchases           Sales
--------------------------------------------------------------------------------
 Long-Term U.S. Government                       $120,403,515      $144,634,570
 Other Long-Term Securities                      $149,466,622      $ 61,228,863

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 --   quoted prices in active markets for identical securities
  Level 2 --   other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 --   significant unobservable inputs (including the Fund's own
               assumptions in determining fair value of investments)

The accompanying notes are an integral part of these financial statements.


46  Pioneer Bond Fund | Semiannual Report | 12/31/09

The following is a summary of the inputs used as of December 31, 2009, in valuing the Fund's assets:

--------------------------------------------------------------------------------------------------
                                        Level 1        Level 2           Level 3    Total
--------------------------------------------------------------------------------------------------
 Convertible Corporate Bonds            $        --    $    8,570,201    $     --   $    8,570,201
 Preferred Stocks                         7,032,040                --          --        7,032,040
 Common Stock                             1,524,741                --          --        1,524,741
 Asset Backed Securities                         --        38,006,058          --       38,006,058
 Collateralized Mortgage Obligations             --       153,921,807     194,584      154,116,391
 Corporate Bonds                                 --       479,540,187          --      479,540,187
 U.S. Government Agency Obligations              --       351,454,474          --      351,454,474
 Foreign Government Bonds                        --           670,695          --          670,695
 Municipal Bonds                                 --         9,164,229          --        9,164,229
 Senior Floating Rate Loan Interests             --        77,841,157          --       77,841,157
 Rights/Warrants                                 --           806,306          --          806,306
 Temporary Cash Investments                      --        59,447,713          --       59,447,713
 Money Market Mutual Funds                1,471,550                --          --        1,471,550
--------------------------------------------------------------------------------------------------
 Total                                  $10,028,331    $1,179,422,827    $194,584   $1,189,645,742
==================================================================================================

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

----------------------------------------------------------------------------------------------
                                                                                Collateralized
                                                         Asset Backed           Mortgage
                                                         Securities             Obligations
----------------------------------------------------------------------------------------------
 Balance as of 6/30/09                                   $  3,070,286           $132,478
 Realized gain (loss)1                                          1,483                 --
 Change in unrealized appreciation (depreciation)2           (833,562)            62,106
 Net purchases (sales)                                        (66,376)                --
 Transfers in and out of Level 3                           (2,171,831)                --
----------------------------------------------------------------------------------------------
 Balance as of 12/31/09                                  $         --           $194,584
==============================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain
  (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.


The accompanying notes are an integral part of these financial statements.


                         Pioneer Bond Fund | Semiannual Report | 12/31/09     47

Statement of Assets and Liabilities | 12/31/09 (unaudited)

ASSETS:
  Investment in securities (including securities loaned of
   $33,022,850) (cost $1,178,038,838)                          $1,189,645,742
  Cash                                                              5,690,393
  Receivables --
   Fund shares sold                                                 5,528,532
   Dividends and interest                                          11,460,492
   Due from Pioneer Investment Management, Inc.                        51,362
  Other                                                               100,594
-----------------------------------------------------------------------------
     Total assets                                              $1,212,477,115
-----------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                             $    4,080,750
   Fund shares repurchased                                            541,963
   Dividends                                                        2,473,374
   Upon return of securities loaned                                34,194,263
  Due to affiliates                                                   116,504
  Accrued expenses                                                    225,028
-----------------------------------------------------------------------------
     Total liabilities                                         $   41,631,882
-----------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                              $1,196,355,920
  Distributions in excess of net investment income                 (3,741,594)
  Accumulated net realized loss on investments                    (33,375,997)
  Net unrealized gain on investments                               11,606,904
-----------------------------------------------------------------------------
     Total net assets                                          $1,170,845,233
-----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $348,145,325/38,152,912 shares)            $         9.12
  Class B (based on $32,073,017/3,536,933 shares)              $         9.07
  Class C (based on $70,630,641/7,822,970 shares)              $         9.03
  Class R (based on $18,148,132/1,971,552 shares)              $         9.20
  Class Y (based on $701,203,057/77,527,619 shares)            $         9.04
  Class Z (based on $645,061/70,477 shares)                    $         9.15
MAXIMUM OFFERING PRICE:
  Class A ($9.12 [divided by] 95.5% )                          $         9.55
=============================================================================

The accompanying notes are an integral part of these financial statements.


48  Pioneer Bond Fund | Semiannual Report | 12/31/09

Statement of Operations (unaudited)

For the Six Months Ended 12/31/09

INVESTMENT INCOME:
  Dividends                                                 $  318,704
  Interest                                                  32,983,540
  Income from securities loaned, net                            62,571
----------------------------------------------------------------------------------------
     Total investment income                                                 $33,364,815
----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $2,783,641
  Transfer agent fees
   Class A                                                     193,099
   Class B                                                      54,459
   Class C                                                      32,310
   Class R                                                       1,794
   Class Y                                                      71,561
   Class Z                                                          43
  Distribution fees
   Class A                                                     425,042
   Class B                                                     161,009
   Class C                                                     313,692
   Class R                                                      43,681
  Shareholder communications expense                           287,970
  Administrative reimbursements                                198,429
  Custodian fees                                                21,673
  Registration fees                                             39,370
  Professional fees                                             62,081
  Printing expense                                              58,227
  Fees and expenses of nonaffiliated trustees                   18,690
  Miscellaneous                                                 54,588
----------------------------------------------------------------------------------------
     Total expenses                                                          $ 4,821,359
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                              (352,748)
----------------------------------------------------------------------------------------
     Net expenses                                                            $ 4,468,611
----------------------------------------------------------------------------------------
       Net investment income                                                 $28,896,204
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                           $ 2,949,238
----------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                               $58,249,364
----------------------------------------------------------------------------------------
  Net gain on investments                                                    $61,198,602
----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                       $90,094,806
=========================================================================================

The accompanying notes are an integral part of these financial statements.


                         Pioneer Bond Fund | Semiannual Report | 12/31/09     49

Statements of Changes in Net Assets

For the Six Months Ended 12/31/09 and the Year Ended 6/30/09, respectively

---------------------------------------------------------------------------------------------
                                                            Six Months Ended
                                                            12/31/09           Year Ended
                                                            (unaudited)        6/30/09
---------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $   28,896,204     $   53,558,886
Net realized gain (loss) on investments                          2,949,238         (4,267,378)
Change in net unrealized gain (loss) on investments             58,249,364        (23,773,754)
---------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations     $   90,094,806     $   25,517,754
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.24 and $0.55 per share, respectively)        $   (8,955,232)    $  (17,975,138)
   Class B ($0.19 and $0.47 per share, respectively)              (685,604)        (1,730,327)
   Class C ($0.19 and $0.48 per share, respectively)            (1,343,157)        (2,394,084)
   Class R ($0.22 and $0.53 per share, respectively)              (426,475)          (800,978)
   Class Y ($0.25 and $0.58 per share, respectively)           (18,384,441)       (36,661,955)
   Class Z ($0.25 and $0.58 per share, respectively)               (13,107)           (12,170)
Net realized gain:
   Class A ($0.00 and $0.11 per share, respectively)                    --         (3,453,124)
   Class B ($0.00 and $0.11 per share, respectively)                    --           (396,155)
   Class C ($0.00 and $0.11 per share, respectively)                    --           (501,217)
   Class R ($0.00 and $0.11 per share, respectively)                    --           (153,607)
   Class Y ($0.00 and $0.11 per share, respectively)                    --         (6,405,050)
   Class Z ($0.00 and $0.11 per share, respectively)                    --             (1,237)
---------------------------------------------------------------------------------------------
     Total distributions to shareowners                     $  (29,808,016)    $  (70,485,042)
---------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $  247,363,333     $  384,747,141
Shares issued in reorganization                                         --        108,889,002
Reinvestment of distributions                                   12,615,320         34,561,507
Cost of shares repurchased                                    (159,687,496)      (530,397,256)
---------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     Fund share transactions                                $  100,291,157     $   (2,199,606)
---------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                    $  160,577,947     $  (47,166,894)
NET ASSETS:
Beginning of period                                          1,010,267,286      1,057,434,180
---------------------------------------------------------------------------------------------
End of period                                               $1,170,845,233     $1,010,267,286
---------------------------------------------------------------------------------------------
Distributions in excess of net investment income            $   (3,741,594)    $   (2,829,782)
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


50  Pioneer Bond Fund | Semiannual Report | 12/31/09

                                       12/09 Shares   12/09 Amount          6/09 Shares     6/09 Amount
                                       (unaudited)    (unaudited)
Class A
Shares sold                             7,175,930     $ 64,529,580           15,553,093     $132,784,018
Shares issued in reorganization                --               --            4,425,282       37,482,135
Reinvestment of distributions             676,887        6,126,309            1,731,953       14,470,158
Less shares repurchased                (6,782,576)     (60,892,754)         (13,868,617)    (117,130,438)
--------------------------------------------------------------------------------------------------------
   Net increase                         1,070,241     $  9,763,135            7,841,711     $ 67,605,873
========================================================================================================
Class B
Shares sold                               470,906     $  4,228,734            1,505,037     $ 12,681,671
Reinvestment of distributions              56,324          506,226              194,697        1,616,128
Less shares repurchased                  (690,806)      (6,178,257)          (1,768,893)     (14,896,110)
--------------------------------------------------------------------------------------------------------
   Net decrease                          (163,576)    $ (1,443,297)             (69,159)    $   (598,311)
========================================================================================================
Class C
Shares sold                             2,342,097     $ 20,882,935            4,636,458     $ 38,745,573
Reinvestment of distributions              93,275          835,468              201,354        1,663,357
Less shares repurchased                  (824,697)      (7,344,634)          (2,594,613)     (21,719,772)
--------------------------------------------------------------------------------------------------------
   Net increase                         1,610,675     $ 14,373,769            2,243,199     $ 18,689,158
========================================================================================================
Class R
Shares sold                               578,039     $  5,187,561            1,668,291     $ 14,324,093
Reinvestment of distributions              31,764          289,936               94,300          794,045
Less shares repurchased                  (406,744)      (3,668,805)          (1,220,449)     (10,440,197)
--------------------------------------------------------------------------------------------------------
   Net increase                           203,059     $  1,808,692              542,142     $  4,677,941
========================================================================================================
Class Y
Shares sold                            17,251,892     $152,259,222           22,039,575     $185,940,489
Shares issued in reorganization                --               --            8,500,817       71,406,867
Reinvestment of distributions             540,687        4,854,990            1,925,529       16,016,659
Less shares repurchased                (9,192,530)     (81,565,867)         (42,239,439)    (366,207,372)
--------------------------------------------------------------------------------------------------------
   Net increase (decrease)              8,600,049     $ 75,548,345           (9,773,518)    $(92,843,357)
========================================================================================================
Class Z
Shares sold                                30,171     $    275,301               33,110     $    271,297
Reinvestment of distributions                 263            2,391                  136            1,160
Less shares repurchased                    (4,047)         (37,179)                (404)          (3,367)
--------------------------------------------------------------------------------------------------------
   Net increase                            26,387     $    240,513               32,842     $    269,090
========================================================================================================

The accompanying notes are an integral part of these financial statements.


                         Pioneer Bond Fund | Semiannual Report | 12/31/09     51

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                         Ended         Year           Year         Year        Year        Year
                                                         12/31/09      Ended          Ended        Ended       Ended       Ended
                                                         (unaudited)   6/30/09        6/30/08      6/30/07     6/30/06     6/30/05
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                     $   8.63      $   9.10       $   8.95     $   8.89    $   9.40    $   9.18
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                   $   0.23      $   0.50       $   0.43     $   0.40    $   0.35    $   0.40
 Net realized and unrealized gain (loss) on investments      0.50         (0.31)          0.16         0.07       (0.47)       0.29
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations     $   0.73      $   0.19       $   0.59     $   0.47    $  (0.12)   $   0.69
Distributions to shareowners:
 Net investment income                                      (0.24)        (0.55)         (0.44)       (0.41)      (0.39)      (0.47)
------------------------------------------------------------------------------------------------------------------------------------
 Net realized gain                                             --         (0.11)            --           --          --          --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value               $   0.49      $  (0.47)      $   0.15     $   0.06    $  (0.51)   $   0.22
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $   9.12      $   8.63       $   9.10     $   8.95    $   8.89    $   9.40
====================================================================================================================================
Total return*                                                8.51%         2.65%          6.64%        5.31%      (1.25)%      7.64%
Ratio of net expenses to average net assets+                 0.85%**       0.89%(a)       1.00%        1.00%       1.00%       1.05%
Ratio of net investment income to average net assets+        5.08%**       5.88%          4.60%        4.48%       3.91%       4.27%
Portfolio turnover rate                                        38%**         34%            73%          31%         60%         49%
Net assets, end of period (in thousands)                 $348,145      $320,036       $265,959     $284,592    $208,454    $174,055
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for
fees paid indirectly:
 Net expenses                                                1.05%**       1.09%          1.04%        1.00%       1.11%       1.18%
 Net investment income                                       4.88%**       5.68%          4.56%        4.48%       3.80%       4.14%
Ratios with waiver of fees and assumption of
 expenses by the Adviser and reduction for fees
 paid indirectly:
 Net expenses                                                0.85%**       0.89%(a)       1.00%        1.00%       1.00%       1.05%
 Net investment income                                       5.08%**       5.88%          4.60%        4.48%       3.91%       4.27%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio with no reduction for fees paid indirectly.
(a) On October 1, 2008, Pioneer contractually lowered Class A shares' expense limitation from 1.00% to 0.85% of the average daily net assets attributable to Class A shares. The expense limit will be in effect through November 1, 2013.

The accompanying notes are an integral part of these financial statements.


52  Pioneer Bond Fund | Semiannual Report | 12/31/09

----------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended         Year        Year        Year        Year        Year
                                                            12/31/09      Ended       Ended       Ended       Ended       Ended
                                                            (unaudited)   6/30/09     6/30/08     6/30/07     6/30/06     6/30/05
----------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                        $  8.58       $  9.05     $  8.90     $  8.85     $  9.36     $  9.14
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.18       $  0.42     $  0.34     $  0.33     $  0.27     $  0.32
 Net realized and unrealized gain (loss) on investments        0.50         (0.31)       0.16        0.05       (0.47)       0.28
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations        $  0.68       $  0.11     $  0.50     $  0.38     $ (0.20)    $  0.60
Distributions to shareowners:
 Net investment income                                        (0.19)        (0.47)      (0.35)      (0.33)      (0.31)      (0.38)
 Net realized gain                                               --         (0.11)         --          --          --          --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $  0.49       $ (0.47)    $  0.15     $  0.05     $ (0.51)    $  0.22
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  9.07       $  8.58     $  9.05     $  8.90     $  8.85     $  9.36
==================================================================================================================================
Total return*                                                  7.98%         1.62%       5.70%       4.26%      (2.14)%      6.72%
Ratio of net expenses to average net assets+                   1.90%**       1.90%       1.90%       1.92%       1.90%       1.95%
Ratio of net investment income to average net assets+          4.04%**       4.90%       3.72%       3.55%       3.06%       3.39%
Portfolio turnover rate                                          38%**         34%         73%         31%         60%         49%
Net assets, end of period (in thousands)                    $32,073       $31,738     $34,106     $36,366     $49,552     $56,828
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                                  1.99%**       1.99%       1.90%       2.02%       1.99%       2.02%
 Net investment income                                         3.95%**       4.81%       3.72%       3.45%       2.97%       3.32%
Ratios with waiver of fees and assumption of
 expenses by the Adviser and reduction for fees
 paid indirectly:
 Net expenses                                                  1.90%**       1.90%       1.89%       1.90%       1.90%       1.95%
 Net investment income                                         4.04%**       4.90%       3.73%       3.57%       3.06%       3.39%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


                          Pioneer Bond Fund | Semiannual Report | 12/31/09    53

---------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended         Year        Year        Year        Year        Year
                                                           12/31/09      Ended       Ended       Ended       Ended       Ended
                                                           (unaudited)   6/30/09     6/30/08     6/30/07     6/30/06     6/30/05
---------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                       $  8.54       $  9.02     $  8.87     $  8.81     $  9.32     $  9.11
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                     $  0.19       $  0.42     $  0.35     $  0.33     $  0.28     $  0.32
 Net realized and unrealized gain (loss) on investments       0.49         (0.31)       0.16        0.06       (0.47)       0.28
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations       $  0.68       $  0.11     $  0.51     $  0.39     $ (0.19)    $  0.60
Distributions to shareowners:
 Net investment income                                       (0.19)        (0.48)      (0.36)      (0.33)      (0.32)      (0.39)
 Net realized gain                                              --         (0.11)         --          --          --          --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  0.49       $ (0.48)    $  0.15     $  0.06     $ (0.51)    $  0.21
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  9.03       $  8.54     $  9.02     $  8.87     $  8.81     $  9.32
=================================================================================================================================
Total return*                                                 8.05%         1.62%       5.80%       4.39%      (2.08)%      6.68%
Ratio of net expenses to average net assets+                  1.77%**       1.83%       1.82%       1.85%       1.89%       1.92%
Ratio of net investment income to average net assets+         4.13%**       4.93%       3.79%       3.62%       3.07%       3.24%
Portfolio turnover rate                                         38%**         34%         73%         31%         60%         49%
Net assets, end of period (in thousands)                   $70,631       $53,045     $35,784     $30,934     $35,942     $42,160
Ratios with no waiver of fees and assumption of
 expenses by the  Adviser and no reduction for
 fees paid indirectly:
 Net expenses                                                 1.77%**       1.83%       1.82%       1.85%       1.89%       1.92%
 Net investment income                                        4.13%**       4.93%       3.79%       3.62%       3.07%       3.24%
Ratios with waiver of fees and assumption of
 expenses by the  Adviser and reduction for
 fees paid indirectly:
 Net expenses                                                 1.77%**       1.83%       1.82%       1.84%       1.89%       1.91%
 Net investment income                                        4.13%**       4.93%       3.79%       3.63%       3.07%       3.25%
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


54  Pioneer Bond Fund | Semiannual Report | 12/31/09

------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended         Year        Year        Year       Year       Year
                                                           12/31/09      Ended       Ended       Ended      Ended      Ended
                                                           (unaudited)   6/30/09     6/30/08     6/30/07    6/30/06    6/30/05
------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                       $  8.71       $  9.18     $  9.05     $ 8.99     $ 9.50     $ 9.28
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                     $  0.22       $  0.48     $  0.40     $ 0.39     $ 0.34     $ 0.36
 Net realized and unrealized gain (loss) on investments       0.49         (0.31)       0.15       0.06      (0.47)      0.30
------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations       $  0.71       $  0.17     $  0.55     $ 0.45     $(0.13)    $ 0.66
Distributions to shareowners:
 Net investment income                                       (0.22)        (0.53)      (0.42)     (0.39)     (0.38)     (0.44)
 Net realized gain                                              --         (0.11)         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  0.49       $ (0.47)    $  0.13     $ 0.06     $(0.51)    $ 0.22
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  9.20       $  8.71     $  9.18     $ 9.05     $ 8.99     $ 9.50
==============================================================================================================================
Total return*                                                 8.24%         2.35%       6.15%      5.04%     (1.43)%     7.27%
Ratio of net expenses to average net assets+                  1.25%**       1.25%       1.25%      1.25%      1.25%      1.31%
Ratio of net investment income to average net assets+         4.69%**       5.53%       4.35%      4.24%      3.50%      3.77%
Portfolio turnover rate                                         38%**         34%         73%        31%        60%        49%
Net assets, end of period (in thousands)                   $18,148       $15,404     $11,263     $6,511     $3,042     $1,259
Ratios with no waiver of fees and assumption
 of expenses by the  Adviser and no reduction for
 fees paid indirectly:
 Net expenses                                                 1.28%**       1.30%       1.31%      1.44%      1.46%      1.43%
 Net investment income                                        4.66%**       5.48%       4.30%      4.05%      3.29%      3.65%
Ratios with waiver of fees and assumption
 of expenses by the Adviser and reduction for
 fees paid indirectly:
 Net expenses                                                 1.25%**       1.25%       1.25%      1.25%      1.25%      1.31%
 Net investment income                                        4.69%**       5.53%       4.35%      4.24%      3.50%      3.77%
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
** Annualized.
+  Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


                          Pioneer Bond Fund | Semiannual Report | 12/31/09    55

----------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended         Year        Year        Year         Year          Year
                                                          12/31/09      Ended       Ended       Ended        Ended         Ended
                                                          (unaudited)   6/30/09     6/30/08     6/30/07      6/30/06       6/30/05
----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                      $   8.55      $   9.02    $   8.88    $   8.83     $   9.33     $  9.12
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                    $   0.24      $   0.53    $   0.45    $   0.44     $   0.39     $  0.44
 Net realized and unrealized gain (loss) on investments       0.50         (0.31)       0.16        0.06        (0.46)       0.28
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations      $   0.74      $   0.22    $   0.61    $   0.50     $  (0.07)    $  0.72
Distributions to shareowners:
 Net investment income                                       (0.25)        (0.58)      (0.47)      (0.45)       (0.43)      (0.51)
 Net realized gain                                              --         (0.11)         --          --           --          --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $   0.49      $  (0.47)   $   0.14    $   0.05     $  (0.50)    $  0.21
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $   9.04      $   8.55    $   9.02    $   8.88     $   8.83     $  9.33
==================================================================================================================================
Total return*                                                 8.67%         2.95%       6.91%       5.65%       (0.77)%      8.07%
Ratio of net expenses to average net assets+                  0.61%**       0.63%       0.59%       0.57%        0.58%       0.61%
Ratio of net investment income to average net assets+         5.32%**       6.10%       5.02%       4.89%        4.20%       4.43%
Portfolio turnover rate                                         38%**         34%         73%         31%          60%         49%
Net assets, end of period (in thousands)                  $701,203      $589,661    $710,219    $613,523     $521,480     $21,027
Ratios with no waiver of fees and assumption
 of expenses by the Adviser and no reduction for
 fees paid indirectly:
 Net expenses                                                 0.61%**       0.64%       0.61%       0.57%        0.58%       0.61%
 Net investment income                                        5.32%**       6.09%       5.00%       4.89%        4.20%       4.43%
Ratios with waiver of fees and assumption
 of expenses by the Adviser and reduction for
 fees paid indirectly:
 Net expenses                                                 0.61%**       0.63%       0.59%       0.57%        0.58%       0.61%
 Net investment income                                        5.32%**       6.10%       5.02%       4.89%        4.20%       4.43%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
** Annualized.
+  Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


56  Pioneer Bond Fund | Semiannual Report | 12/31/09

--------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended         Year
                                                             12/31/08      Ended       7/6/07 (a)
                                                             (unaudited)   6/30/09     to 6/30/08
--------------------------------------------------------------------------------------------------
 Class Z
 Net asset value, beginning of period                        $  8.67       $  9.10     $  8.89
--------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
  Net investment income                                      $  0.25       $  0.54     $  0.45
  Net realized and unrealized gain (loss) on investments        0.48         (0.28)       0.22
--------------------------------------------------------------------------------------------------
    Net increase from investment operations                  $  0.73       $  0.26     $  0.67
 Distributions to shareowners:
  Net investment income                                        (0.25)        (0.58)      (0.46)
  Net realized gain                                               --         (0.11)         --
--------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                  $  0.48       $ (0.43)    $  0.21
--------------------------------------------------------------------------------------------------
 Net asset value, end of period                              $  9.15       $  8.67     $  9.10
==================================================================================================
 Total return*                                                  8.47%         3.42%       7.63%(b)
 Ratio of net expenses to average net assets+                   0.62%**       0.65%       0.58%**
 Ratio of net investment income to average net assets+          5.22%**       5.91%       5.00%**
 Portfolio turnover rate                                          38%**         34%         73%**
 Net assets, end of period (in thousands)                    $   645       $   382     $   102
 Ratios with no waiver of fees and assumption of
  expenses by the Adviser and no reduction for fees
  paid indirectly:
  Net expenses                                                  0.62%**       0.67%       0.58%**
  Net investment income                                         5.22%**       5.89%       5.00%**
 Ratios with waiver of fees and assumption of expenses
  by the Adviser and reduction for fees paid indirectly:
  Net expenses                                                  0.62%**       0.65%       0.58%**
  Net investment income                                         5.22%**       5.91%       5.00%**
==================================================================================================

(a) Class Z shares were first publicly offered on July 6, 2007.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period. ** Annualized.
+   Ratios with no fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


                         Pioneer Bond Fund | Semiannual Report | 12/31/09     57

Notes to Financial Statements | 12/31/09 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Bond Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Fund are to seek current income consistent with preservation of capital.

The Fund offers six classes of shares designated as Class A, Class B, Class C, Class R, Class Y and Class Z shares. Class Z shares were first publicly offered on July 6, 2007. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the


58 Pioneer Bond Fund | Semiannual Report | 12/31/09 reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of senior loans for which no reliable price quotes are available, such senior loans will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities or loans for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees and may include yield equivalents or a pricing matrix.

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At December 31, 2009, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed


                         Pioneer Bond Fund | Semiannual Report | 12/31/09     59
   securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended June 30, 2009 was as follows:

--------------------------------------------------------------------------------
                                                                            2009
--------------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                                                   $59,574,652
   Long-term capital gain                                             10,910,390
--------------------------------------------------------------------------------
      Total                                                          $70,485,042
================================================================================


60  Pioneer Bond Fund | Semiannual Report | 12/31/09

   The following shows the components of distributable earnings on a federal income tax basis at June 30, 2009.


--------------------------------------------------------------------------------
                                                                            2009
--------------------------------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income                                  $     734,831
   Capital loss carryforward                                        (34,915,354)
   Dividends payable                                                 (3,337,781)
   Post October loss deferred                                        (3,538,318)
   Unrealized depreciation                                          (44,740,855)
--------------------------------------------------------------------------------
      Total                                                       $ (85,797,477)
================================================================================

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the tax treatment of premium and amortization and the tax basis adjustments on interest or defaulted bonds.

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A., (UniCredit), earned approximately $90,072 in underwriting commissions on the sale of Class A shares during the six months ended December 31, 2009.

D. Class Allocations

   Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively. Class Y and Class Z shares do not pay distribution fees. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends


                         Pioneer Bond Fund | Semiannual Report | 12/31/09     61
   to Class A, Class B, Class C, Class R, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the fair value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of the next business day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion; 0.45% of the next $1 billion, and 0.40% of the excess over $2 billion. For the six months ended December 31, 2009, the effective management fee (excluding waivers and/or assumption of expenses) was equal to 0.50% of the Fund's average daily net assets.


62  Pioneer Bond Fund | Semiannual Report | 12/31/09

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85%, 1.90%, 1.90%, 1.25%, 0.76% and 0.65%
of the average daily net assets attributable to Class A, Class B, Class C, Class R, Class Y and Class Z shares, respectively. These expense limitations are in effect through November 1, 2013 for Class A and Class Z shares, through November 1, 2011 for Class B, Class C and Class R shares and through June 1, 2012 for Class Y shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to Affiliates" reflected on the Statement of Assets and Liabilities is $26,272 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2009.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended December 31, 2009, such out of pocket expenses by class of shares were as follows:


--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                $184,163
 Class B                                                                  12,275
 Class C                                                                  29,644
 Class R                                                                  16,037
 Class Y                                                                  45,783
 Class Z                                                                      68
--------------------------------------------------------------------------------
    Total:                                                              $287,970
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $84,791 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at December 31, 2009.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services


                         Pioneer Bond Fund | Semiannual Report | 12/31/09     63
with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,441 in distribution fees payable to PFD at December 31, 2009.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2009, CDSCs in the amount of $41,285 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended December 31, 2009, the Fund's expenses not reduced under such arrangements.

6. Reorganization Information

On May 8, 2009, beneficial owners of Regions Morgan Keegan Select Fixed Income Fund approved a proposed Agreement and Plan of Reorganization that provided for the reorganization listed below. The purpose of this transaction was to combine two funds with similar investment objectives and strategies. This tax-free reorganization was accomplished on May 15, 2009 ("Closing Date"), by exchanging the assets and stated liabilities of Regions Morgan


64  Pioneer Bond Fund | Semiannual Report | 12/31/09

Keegan Select Fixed Income Fund for shares of Pioneer Bond Fund. Shareowners holding Class A, Class C and Class I shares of Regions Morgan Keegan Select Fixed Income Fund received Class A, Class C and Class Y shares, respectively, of Pioneer Bond Fund in the reorganization. The investment portfolio of Regions Morgan Keegan Select Fixed Income Fund, with a fair value of $103,155,802 and an identified cost of $104,563,375 at May 15, 2009, was the principal asset acquired by Pioneer Bond Fund. For financial reporting purposes, assets received and shares issued by Pioneer Bond Fund were recorded at fair value; however, the cost basis of the investments received from Regions Morgan Keegan Select Fixed Income Fund was carried forward to align ongoing reporting of Pioneer Bond Fund's realized and unrealized gains and losses with amounts distributable to shareowners for tax purposes. The following charts show the details of the reorganization as of that Closing Date:

--------------------------------------------------------------------------------------------
                                                 Regions Morgan
                          Pioneer                Keegan Select         Pioneer
                          Bond Fund              Fixed Income Fund     Bond Fund
                          (Pre-Reorganization)   (Pre-Reorganization)  (Post-Reorganization)
--------------------------------------------------------------------------------------------
 Net Assets
 Class A                  $276,477,901           $ 36,518,366           $313,960,037
 Class B                  $ 31,100,916           $         --           $ 31,100,916
 Class C                  $ 48,515,093           $    963,769           $ 48,515,093
 Class R                  $ 15,664,037           $         --           $ 15,664,037
 Class Y/I                $518,695,851           $ 71,406,867           $590,102,718
 Class Z                  $    373,324           $         --           $    373,324
--------------------------------------------------------------------------------------------
 Total Net Assets         $890,827,123           $108,889,002           $999,716,125
--------------------------------------------------------------------------------------------
 Shares Outstanding
 Class A                    32,629,637              4,117,511             37,054,919
 Class B                     3,692,276                     --              3,692,276
 Class C                     5,783,455                108,700              5,783,455
 Class R                     1,830,795                     --              1,830,795
 Class Y/I                  61,769,449              8,054,285             70,270,266
 Class Z                        43,870                     --                 43,870
 Shares Issued in
  Reorganization
 Class A                                                                   4,425,282
 Class Y                                                                   8,500,817

--------------------------------------------------------------------------------
                                                 Unrealized        Accumulated
                                                 Depreciation On   Loss On
                                                 Closing Date      Closing Date
--------------------------------------------------------------------------------
 Regions Morgan Keegan
  Select Fixed Income Fund                       $(1,407,573)      $(7,590,952)

Since the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of Regions Morgan Keegan Select Fixed Income Fund that have been included in Pioneer Bond Fund's statement of operations since May 15, 2009.


                         Pioneer Bond Fund | Semiannual Report | 12/31/09     65

7. Subsequent Event

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure through February 22, 2010 and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


66  Pioneer Bond Fund | Semiannual Report | 12/31/09

Approval of Investment Advisory Agreement (unaudited)

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Bond Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2009 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2009, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in August 2009. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM in September 2009, and materials were provided in response to this request. Meetings of the independent Trustees of the Fund were held in July, September, October, and November, 2009 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 10, 2009, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.


                         Pioneer Bond Fund | Semiannual Report | 12/31/09     67

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the third quintile of its Morningstar category for the one year period ended June 30, 2009 and in the second quintile of its Morningstar category for the three, five and ten year periods ended June 30, 2009. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2009 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2009 was in the second quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and


68 Pioneer Bond Fund | Semiannual Report | 12/31/09 complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM. The Trustees also concluded that the Fund's expense ratio was reasonable taking into account the nature and quality of services provided by PIM and the contractual expense limitation agreed to by PIM with respect to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the difficult year in 2008 for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.


                         Pioneer Bond Fund | Semiannual Report | 12/31/09     69

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.


70  Pioneer Bond Fund | Semiannual Report | 12/31/09

Trustees, Officers and Service Providers

Trustees                          Officers
John F. Cogan, Jr., Chairman      John F. Cogan, Jr., President
David R. Bock                     Daniel K. Kingsbury, Executive  Vice President
Mary K. Bush                      Mark E. Bradley, Treasurer
Benjamin M. Friedman              Dorothy E. Bourassa, Secretary
Margaret B.W. Graham
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                         Pioneer Bond Fund | Semiannual Report | 12/31/09     71

                           This page for your notes.


72  Pioneer Bond Fund | Semiannual Report | 12/31/09

                           This page for your notes.


                         Pioneer Bond Fund | Semiannual Report | 12/31/09     73

                           This page for your notes.


74  Pioneer Bond Fund | Semiannual Report | 12/31/09

                           This page for your notes.


                         Pioneer Bond Fund | Semiannual Report | 12/31/09     75

                           This page for your notes.


76  Pioneer Bond Fund | Semiannual Report | 12/31/09

How To Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: pioneerinvestments.com


This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Bond Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date March 1, 2010


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date March 1, 2010


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date March 1, 2010

* Print the name and title of each signing officer under his or her signature.